UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978

Pioneer Series Trust VI

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2022

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Flexible Opportunities Fund

Annual Report | October 31, 2022

A: PMARX C: PRRCX K: FLEKX R: MUARX Y: PMYRX

visit us: www.amundi.com/us

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results, which created a power shift in the US House

2 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

of Representatives, are another development that will garner investors' attention as we move into 2023, as changing political conditions have often contributed to increased market volatility.

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 3

Portfolio Management Discussion | 10/31/22

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the 12-month period ended October 31, 2022. Mr. Garau, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Weiss, CFA, a senior vice president and a portfolio manager at Amundi US, are responsible for the management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period that ended October 31, 2022?
A	Pioneer Flexible Opportunities Fund’s Class A shares returned -19.31% at net asset value during the 12-month period ended October 31, 2022, while the Fund’s benchmark, the Bloomberg US Treasury TIPS (Treasury Inflation-Protected Securities) 1-10 Year Index (the Bloomberg Index), returned -7.18%. During the same period, the average return of the 257 mutual funds in Morningstar’s Tactical Allocation Funds category was -14.79%.
Q	How would you describe the investment environment over the 12-month period ended October 31, 2022?
A	The world economy faced significant headwinds over the 12-month period, leading to poor returns for financial assets. Inflation remained stubbornly high, due to supply-chain disruptions, rising energy and labor costs, and the lagged effects of fiscal and monetary stimulus policies enacted during the height of the COVID-19 pandemic. Certain central banks, including the US Federal Reserve (Fed), responded to higher inflation rates by wrapping up their quantitative easing (bond purchase) programs and raising interest rates aggressively. Higher interest rates, in turn, fueled investors’ fears of a sharp slowdown in global economic growth and a corresponding decline in corporate earnings.

Geopolitical factors also played a role in the weak returns for most financial assets during the period. Russia’s invasion of Ukraine in February 2022, together with the challenges posed by the resulting sanctions on Russia imposed by some western nations, helped depress Europe’s economy and weighed on broader investor sentiment. China was an additional source of persistent, negative headlines, due to increased regulation, the economic effects of the government’s “Zero-COVID” policy, tensions with Taiwan, and instability in the country’s property sector.

4 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Those factors led to a sharp downturn in the performance of global equities. Most major segments of the market posted sizable declines, although the energy sector finished with a healthy gain thanks to a surge in oil prices. US mega-cap technology stocks, which had led the market on the way up in the post-COVID-19 rally, were notable underperformers in the subsequent sell-off. European and emerging markets stocks also underperformed significantly. On the other hand, value stocks outperformed other segments in relative terms, as did stocks of companies seen as having defensive characteristics.

Bond markets also fell sharply, with losses well beyond what would typically be expected over a full 12-month period. Government bond yields shot higher across the globe in response to tighter central-bank policies, while the credit-oriented centers of the fixed-income market generally suffered even larger losses due to the additional headwind of rising yield spreads over government issues. (Credit, or yield spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q	Could you discuss some of the investment decisions that influenced the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2022?
A	The Fund’s large overweight allocation to equities was the primary factor in its significant benchmark-relative underperformance over the past 12 months. We have long had a preference for stocks over bonds, as we haven’t felt that bond yields have been adequately compensating investors for the associated risks. Although that view indeed proved correct, as evidenced by the historic downturn in bond-market performance over the first 10 months of 2022, global equities in fact sold off to an even greater extent than fixed-income securities over the past year.

Virtually all segments of the Fund’s equity portfolio finished with negative returns for the 12-month period. However, the portfolio’s positions in four Russian stocks, which it held via American Depositary Receipts, stood out as notable detractors from the Fund’s relative returns, as the war in Ukraine and the associated sanctions on Russia had a severe effect on the stocks. Although the holdings made up a modest percentage of the portfolio’s invested assets overall, the share prices’ declines to near-zero values had a meaningful negative impact on the Fund’s relative results. The portfolio continued to hold the securities at the close of the period, since they are currently illiquid (meaning that they can’t be sold), but their values have been written down to zero. It should be noted that the Fund's ability to invest in and hold stocks of Russian companies and other Russian assets could be further affected by current and possible future sanctions against Russia.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 5

A number of positions in the information technology and health care sectors, both of which lagged amid the larger sell-off in growth stocks, also had negative effects on the Fund’s relative results for the period. Holdings in China and Japan also stood out as performance detractors. The portfolio’s currency exposures from the Fund’s non-US holdings were an additional headwind for relative returns during a period featuring impressive strength for the US dollar (USD).

On the positive side, the Fund’s positions in Brazil and Indonesia registered gains, even as the broader emerging markets category experienced a sell off. Select individual holdings within the health care sector – the underperformance of the portfolio’s positions in the sector as a whole notwithstanding – and of some resource-related stocks also added value to the Fund’s relative returns for the 12-month period.

Within fixed income, the Fund’s bond portfolio posted a negative return for the 12-month period, and lagged the benchmark, with positions in Russian government bonds the primary performance detractors. As was the case with the Russian equities, the value of the Russian government bond investments in the portfolio have been marked to zero as of period-end. The portfolio’s holdings in the emerging markets, more broadly, were a headwind for the Fund’s relative returns during a time of poor performance for the asset class. In contrast, the Funds’ benchmark, the Bloomberg Index, held up much better than the overall bond market, due to the outperformance of TIPS over the 12-month period.

Q	Did the Fund have any exposure to derivatives during the 12-month period ended October 31, 2022? If so, how did the use of derivatives affect the Fund’s performance?
A	We used derivatives across a broad spectrum of asset classes as part of our strategy of striving to establish specific market and issuer exposures within the portfolio, and to attempt to manage downside risk. The derivative instruments we used included equity, fixed-income, and commodity futures; credit-linked securities; long and short positions in exchange-traded funds (ETFs); forward foreign currency exchange contracts; Treasury futures contracts; and options on both indices and individual securities. We believe derivatives have continued to offer an efficient way for us to manage the Fund’s allocations without having to make material changes to its core portfolio holdings. Since we use derivatives in an effort to achieve the Fund’s risk/return objectives, we feel that evaluating them within the context of the entire portfolio, rather than as a standalone investment strategy, is the proper view. Our use of derivatives was a net detractor from the Fund’s benchmark-relative performance for the 12-month period.

6 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Q	How would you characterize your broader thinking on the investment environment, and the Fund’s positioning as of October 31, 2022?
A	We feel the weak showing for financial assets over the past 12 months reflects the combination of monetary tightening by some central banks as well as the possibility of a significant economic slowdown. Healthy labor-market conditions notwithstanding, we think consumers may face challenges from declining levels of disposable personal income. In addition, retail sales have disappointed (especially when excluding essentials, such as food and gas), and we believe the deceleration could continue, given that retail sales numbers have been lagging the rate of inflation. On the other hand, we expect Corporate America to take steps to protect its pricing power and seek to place a lid on unit-labor costs. Profit margins have, therefore, remained near all-time highs, but we expect corporate earnings estimates will eventually need to come down from where they stood at the close of the 12-month period. The challenges facing Europe and China also continue to represent potential headwinds for the markets, in our view.

Given the current background, we have continued to favor owning shares of companies we regard as good stewards of capital, which includes the above-average payment of dividends* as well as engaging in share buybacks. As of October 31, 2022, the Fund’s portfolio had a 71% allocation to equities, including real estate investment trusts (REITs) and options positions. Within that allocation, 32% of total invested assets were in North American-domiciled companies, with 30% in other developed economies (ex-US), and 9% in the emerging markets.

Within equities, we have continued to favor the US and Asia regions. In the former, we believe we have found interesting opportunities in mortgage REITs. Book values in the sector have continued to increase, and dividend payments have remained attractive. We have also maintained a preference for information technology (particularly cybersecurity) and health care stocks. In Asia, we have largely eliminated the Fund’s holdings in China, given that the Chinese government has continued to pursue policies that we believe could hamper the ability of the companies domiciled in the country to remain competitive. On the other hand, we have retained the Fund’s allocations to Singapore and Indonesia. Meanwhile, we have remained unenthusiastic about Europe, due to the wide range of fundamental challenges facing the region, but we have maintained core portfolio positions in European banks and insurance companies. With that said, we have been keeping a close eye out for potential opportunities in the European region, given the current depressed valuations.

* Dividends are not guaranteed.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 7

The portfolio’s fixed-income allocation has climbed to the highest level in many years as of October 31, 2022, reflecting our efforts to take advantage of rising yields. Our current focus includes US Treasuries and longer-duration emerging markets sovereigns. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.). We have also included government bond positions in countries where we believe the combination of attractive yields and what we see as sound fundamentals make the bonds attractive additions to the portfolio. Brazil, for example, is one of the very few countries whose sovereign debt offerings can potentially outpace inflation, in our view. We also see potential opportunities in Indonesia, where inflation rates have surprised to the downside. At period-end, the Fund also had a 4% allocation to palladium and agricultural ETFs, with the remainder of the portfolio’s invested assets held in cash and cash equivalents.

Please refer to the Schedule of Investments on pages 19–29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal. The Fund has the ability to invest in a wide variety of securities and asset classes, which will increase the Fund’s potential risk exposure.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

8 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

The Fund may invest in credit default swaps, a type of derivative, which may in some cases be illiquid, and increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of a trigger event that leads to physical or economic loss. ILS may expose the Fund to issuer (credit) default, liquidity, and other risks.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in securities that provide exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. Please see the prospectus for a more complete discussion of the Fund’s risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 9

Portfolio Summary | 10/31/22

Sector Distribution

(As a percentage of total investments)*

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	Indonesia Treasury Bond, Series FR56, 8.375%, 9/15/26	3.91%
2.	Brazil Notas do Tesouro Nacional Serie F, Series NTNF, 10.00%, 1/1/31	3.73
3.	ETFMG Prime Cyber Security ETF	2.97
4.	Invesco DB Agriculture Fund, 11/10/22	2.80
5.	U.S. Treasury Notes, 2.75%, 8/15/32	2.03
6.	Mexican Bonos, Series M 20, 7.50%, 6/3/27	2.01
7.	UnitedHealth Group, Inc.	1.78
8.	Swiss Life Holding AG	1.78
9.	Archer-Daniels-Midland Co.	1.73
10.	Elevance Health, Inc.	1.70

* Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Prices and Distributions | 10/31/22

Net Asset Value per Share

Class	10/31/22	10/31/21
A	$11.36	$14.45
C	$11.09	$14.10
K	$11.35	$14.44
R	$11.18	$14.20
Y	$11.41	$14.52

Distributions per Share: 11/1/21–10/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2455	$—	$0.0863
C	$0.1401	$—	$0.0863
K	$0.2850	$—	$0.0863
R	$0.1781	$—	$0.0863
Y	$0.2842	$—	$0.0863

Index Definitions

The Bloomberg U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 11

Performance Update | 10/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns

(As of October 31, 2022)

			BBG
	Net	Public	U.S. Treasury
	Asset	Offering	TIPS
	Value	Price	1-10 Year
Period	(NAV)	(POP)	Index
10 Years	4.07%	3.60%	1.24%
5 Years	0.74	-0.18	2.46
1 Year	-19.31	-22.93	-7.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.28%	1.23%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns

(As of October 31, 2022)

			BBG
			U.S. Treasury
			TIPS
	If	If	1-10 Year
Period	Held	Redeemed	Index
10 Years	3.28%	3.28%	1.24%
5 Years	-0.02	-0.02	2.46
1 Year	-19.91	-20.70	-7.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
2.02%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 13

Performance Update | 10/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns

(As of October 31, 2022)

		BBG
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 Years	4.21%	1.24%
5 Years	1.01	2.46
1 Year	-19.06	-7.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
0.93%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns

(As of October 31, 2022)

		BBG
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 Years	3.38%	1.24%
5 Years	-0.15	2.46
1 Year	-19.60	-7.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.96%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 15

Performance Update | 10/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns

(As of October 31, 2022)

		BBG
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 Years	4.37%	1.24%
5 Years	1.04	2.46
1 Year	-19.10	-7.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.02%	0.93%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from May 1, 2022 through October 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account Value	$933.80	$930.70	$934.60	$932.30	$934.90
(after expenses) on
10/31/22
Expenses Paid	$5.85	$9.54	$4.24	$7.65	$4.39
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.96%, 0.87%, 1.57%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2022 through October 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account Value	$1,019.16	$1,015.32	$1,020.82	$1,017.29	$1,020.67
(after expenses) on
10/31/22
Expenses Paid	$6.11	$9.96	$4.43	$7.98	$4.58
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.96%, 0.87%, 1.57%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Schedule of Investments | 10/31/22 (Consolidated)

Shares		Value
	UNAFFILIATED ISSUERS — 96.7%
	COMMON STOCKS — 64.6% of Net Assets
	Aerospace & Defense — 2.4%
18,055	Curtiss-Wright Corp.	$ 3,030,171
229,266	Leonardo S.p.A.	1,842,484
2,415	MTU Aero Engines AG	432,576
	Total Aerospace & Defense	$ 5,305,231
	Airlines — 0.6%
16,275(a)	Copa Holdings S.A., Class A	$ 1,224,368
	Total Airlines	$ 1,224,368
	Banks — 13.8%
341,300	Banco do Brasil S.A.	$ 2,446,022
33	Bank for Foreign Trade of Vietnam JSC	98
4,609,400	Bank Mandiri Persero Tbk PT	3,117,754
3,969,500	Bank Rakyat Indonesia Persero Tbk PT	1,183,406
107,599	Bankinter S.A.	650,343
50,901	BAWAG Group AG (144A)	2,460,818
766,617	CaixaBank S.A.	2,540,264
21,727	Comerica, Inc.	1,531,753
123,200	DBS Group Holdings, Ltd.	2,976,434
3,003,494(a)	Eurobank Ergasias Services and Holdings S.A.	2,968,203
9,169	First Republic Bank	1,101,197
39,476	Hana Financial Group, Inc.	1,143,167
419,000	Itau Unibanco Holding S.A.	2,061,946
674,126	NatWest Group Plc	1,815,210
79,200	Sumitomo Mitsui Financial Group, Inc.	2,222,681
17,852(a)+^	TCS Group Holding Plc (G.D.R.)	32,134
30,771	Truist Financial Corp.	1,378,233
44,700	United Overseas Bank, Ltd.	876,570
	Total Banks	$ 30,506,233
	Beverages — 0.4%
6,448	Anheuser-Busch InBev S.A.	$ 322,435
103,300	Coca-Cola Femsa S.A.B de CV	650,728
	Total Beverages	$ 973,163
	Capital Markets — 3.1%
66,750	AllianceBernstein Holding LP	$ 2,511,803
25,773	Morgan Stanley	2,117,767
17,948	Raymond James Financial, Inc.	2,120,377
	Total Capital Markets	$ 6,749,947
	Commercial Services & Supplies — 2.4%
23,754	Republic Services, Inc.	$ 3,150,255
13,415	Waste Management, Inc.	2,124,534
	Total Commercial Services & Supplies	$ 5,274,789

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 19

Schedule of Investments | 10/31/22 (Consolidated)

(continued)

Shares		Value
Construction & Engineering — 0.3%
6,974	Vinci S.A.	$ 642,202
	Total Construction & Engineering	$ 642,202
Electric Utilities — 2.0%
7,844	Acciona S.A.	$ 1,411,609
297,731	Iberdrola S.A.	3,023,240
	Total Electric Utilities	$ 4,434,849
Electronic Equipment, Instruments & Components — 0.5%
3,000	Keyence Corp.	$ 1,136,286
	Total Electronic Equipment, Instruments & Components	$ 1,136,286
Equity Real Estate Investment Trusts (REITs) — 1.5%
1,124,200	CapitaLand Ascendas Real Estate Investment Trust	$ 2,080,675
291,800	Frasers Centrepoint Trust	428,754
18,528	SL Green Realty Corp.	735,191
	Total Equity Real Estate Investment Trusts (REITs)	$ 3,244,620
Food & Staples Retailing — 0.6%
23,507+^	Magnit PJSC	$ 99,246
334,200	Sendas Distribuidora S.A.	1,282,324
	Total Food & Staples Retailing	$ 1,381,570
Food Products — 1.6%
37,497	Archer-Daniels-Midland Co.	$ 3,636,459
	Total Food Products	$ 3,636,459
Gas Utilities — 1.0%
488,986	Snam S.p.A.	$ 2,175,548
	Total Gas Utilities	$ 2,175,548
Health Care Equipment & Supplies — 1.4%
3,421	EssilorLuxottica S.A.	$ 542,112
4,445(a)	Intuitive Surgical, Inc.	1,095,559
65,400	Olympus Corp.	1,381,055
	Total Health Care Equipment & Supplies	$ 3,018,726
Health Care Providers & Services — 3.3%
6,550	Elevance Health, Inc.	$ 3,581,343
6,764	UnitedHealth Group, Inc.	3,755,035
	Total Health Care Providers & Services	$ 7,336,378
Hotels, Restaurants & Leisure — 0.5%
84,400	OPAP S.A.	$ 1,034,263
	Total Hotels, Restaurants & Leisure	$ 1,034,263

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Shares			Value
		Independent Power and Renewable Electricity
		Producers — 1.2%
	66,564	RWE AG	$ 2,564,835
		Total Independent Power and Renewable Electricity
		Producers	$ 2,564,835
		Insurance — 9.7%
	77,451	ASR Nederland NV	$ 3,412,961
	622,973	Aviva Plc	2,987,013
	115,972	AXA S.A.	2,865,233
	56,744	NN Group NV	2,402,910
	344,829	Poste Italiane S.p.A. (144A)	3,005,655
	7,743	Swiss Life Holding AG	3,749,519
	7,159	Zurich Insurance Group AG	3,054,917
		Total Insurance	$ 21,478,208
		Life Sciences Tools & Services — 1.3%
	5,748	Thermo Fisher Scientific, Inc.	$ 2,954,300
		Total Life Sciences Tools & Services	$ 2,954,300
		Mortgage Real Estate Investment Trusts (REITs) — 6.2%
	143,657	Angel Oak Mortgage, Inc.	$ 1,483,977
	74,735	Blackstone Mortgage Trust, Inc., Class A	1,865,386
	80,842	BrightSpire Capital, Inc.	620,866
	58,806	Great Ajax Corp.	499,263
	210,455	Ladder Capital Corp.	2,245,555
	329,590	Redwood Trust, Inc.	2,349,977
	232,100	Rithm Capital Corp.	1,956,603
	124,546	Starwood Property Trust, Inc.	2,573,120
		Total Mortgage Real Estate Investment Trusts (REITs)	$ 13,594,747
		Oil, Gas & Consumable Fuels — 3.6%
	45,047+^	LUKOIL PJSC	$ 169,915
	87,406	Marathon Oil Corp.	2,661,513
	451,700	Petroleo Brasileiro S.A.	2,908,439
	20,215	TotalEnergies SE	1,100,759
	51,540	Woodside Energy Group, Ltd.	1,186,173
		Total Oil, Gas & Consumable Fuels	$ 8,026,799
		Professional Services — 1.3%
	26,960	Booz Allen Hamilton Holding Corp.	$ 2,934,596
		Total Professional Services	$ 2,934,596
		Real Estate Management & Development — 0.8%
	524,000	China Resources Land, Ltd.	$ 1,642,163
	318	KWG Living Group Holdings, Ltd.	30
	199,000	S-Enjoy Service Group Co., Ltd.	91,265
		Total Real Estate Management & Development	$ 1,733,458

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 21

Schedule of Investments | 10/31/22 (Consolidated)

(continued)

Shares		Value
Road & Rail — 0.4%
30,037	CSX Corp.	$ 872,875
	Total Road & Rail	$ 872,875
Semiconductors & Semiconductor Equipment — 0.3%
2,500	Disco Corp.	$ 600,222
	Total Semiconductors & Semiconductor Equipment	$ 600,222
Software — 1.0%
12,474(a)	Palo Alto Networks, Inc.	$ 2,140,414
	Total Software	$ 2,140,414
Specialty Retail — 0.5%
104,800	Lojas Renner S.A.	$ 626,913
64,810(a)	Watches of Switzerland Group Plc (144A)	575,640
	Total Specialty Retail	$ 1,202,553
Textiles, Apparel & Luxury Goods — 1.8%
52,500	Arezzo Industria e Comercio S.A.	$ 1,062,095
4,525	LVMH Moet Hennessy Louis Vuitton SE	2,857,500
	Total Textiles, Apparel & Luxury Goods	$ 3,919,595
Thrifts & Mortgage Finance — 1.1%
46,079	PennyMac Financial Services, Inc.	$ 2,456,932
	Total Thrifts & Mortgage Finance	$ 2,456,932
TOTAL COMMON STOCKS
	(Cost $142,739,037)	$142,554,166
Principal
Amount USD ($)
CONVERTIBLE CORPORATE BONDS — 0.3%
of Net Assets
Internet — 0.3%
729,000(b)	Pinduoduo, Inc., 12/1/25	$ 654,277
	Total Internet	$ 654,277
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $652,416)	$ 654,277
CORPORATE BONDS — 0.8% of Net Assets
Mining — 0.8%
752,000	Gold Fields Orogen Holdings BVI, Ltd., 6.125%,
	5/15/29 (144A)	$ 703,057
1,039,000	Teck Resources, Ltd., 6.125%, 10/1/35	973,753
	Total Mining	$ 1,676,810
TOTAL CORPORATE BONDS
	(Cost $2,010,323)	$ 1,676,810

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Shares		Value
PREFERRED STOCK — 0.0%† of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.0%†
204(a)^	Wheeler Real Estate Investment Trust, Inc.	$ 19,890
	Total Equity Real Estate Investment Trusts (REITs)	$ 19,890
TOTAL PREFERRED STOCK
	(Cost $167,705)	$ 19,890

Principal
Amount USD ($)
FOREIGN GOVERNMENT BONDS — 12.9%
of Net Assets
Brazil — 4.3%
BRL 44,597,000	Brazil Notas do Tesouro Nacional Serie F,
	10.000%, 1/1/31	$ 7,858,441
2,213,000	Brazilian Government International Bond,
	5.000%, 1/27/45	1,588,504
	Total Brazil	$ 9,446,945
Indonesia — 3.7%
IDR123,840,000,000	Indonesia Treasury Bond, 8.375%, 9/15/26	$ 8,232,710
	Total Indonesia	$ 8,232,710
Mexico — 1.9%
MXN 91,750,000	Mexican Bonos, 7.500%, 6/3/27	$ 4,236,908
	Total Mexico	$ 4,236,908
Russia — 1.7%
RUB 260,822,000	Russian Federal Bond - OFZ, 7.000%, 8/16/23	$ 1,996,623
RUB 230,742,000	Russian Federal Bond - OFZ, 8.150%, 2/3/27	1,766,357
	Total Russia	$ 3,762,980
Saudi Arabia — 1.0%
2,391,000	Saudi Government International Bond, 3.250%,
	10/22/30 (144A)	$ 2,088,778
	Total Saudi Arabia	$ 2,088,778
Uruguay — 0.3%
647,611	Uruguay Government International Bond,
	7.875%, 1/15/33	$ 759,477
	Total Uruguay	$ 759,477
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $32,853,628)	$ 28,527,798

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 23

Schedule of Investments | 10/31/22 (Consolidated)

(continued)

Shares		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 7.7% of Net Assets
2,909,081	U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27	$ 2,712,831
2,500,000	U.S. Treasury Notes, 0.250%, 9/30/23	2,402,344
4,781,500	U.S. Treasury Notes, 2.750%, 8/15/32	4,278,695
2,400,000	U.S. Treasury Notes, 2.875%, 6/30/24	2,337,469
2,395,600	U.S. Treasury Notes, 2.875%, 8/31/27	2,280,125
3,752,600	U.S. Treasury Notes, 3.000%, 8/15/52	3,005,012
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $17,501,993)	$ 17,016,476
	INVESTMENT COMPANIES — 6.4%
	of Net Assets
13,600(a)(c)	Abrdn Palladium ETF Trust	$ 2,334,224
133,022	ETFMG Prime Cyber Security ETF	6,252,034
49,248	FCF US Quality ETF	2,339,920
1,926(a)(d)	Ossiam Shiller Barclays Cape US Sector Value TR	1,965,964
13,549	Pacer US Cash Cows 100 ETF	629,216
51,757	VanEck Vietnam ETF	604,522
	TOTAL INVESTMENT COMPANIES
	(Cost $14,279,605)	$ 14,125,880
	COMMODITY POOL FUND — 2.7%
	of Net Assets
297,800(a)(c)	Invesco DB Agriculture Fund	$ 5,905,374
	TOTAL COMMODITY POOL FUND
	(Cost $6,562,158)	$ 5,905,374
	SHORT TERM INVESTMENTS — 1.3%
	of Net Assets
	Open-End Fund — 1.3%
2,967,723(c)(e)	Dreyfus Government Cash Management, Institutional
	Shares, 2.91%	$ 2,967,723
		$ 2,967,723
	TOTAL SHORT TERM INVESTMENTS
	(Cost $2,967,723)	$ 2,967,723

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
EXCHANGE-TRADED CALL OPTION
PURCHASED — 0.0%†
115	U.S. Ultra	Citigroup	USD	USD	11/25/22
	Bond	Global	605,480	146.00
		Markets, Inc.				$ 7,187
TOTAL EXCHANGE-TRADED CALL OPTION PURCHASED
		(Premiums paid $605,480)				$ 7,187

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Number of				Strike	Expiration
Contracts Description		Counterparty	Amount	Price	Date	Value
		OVER THE COUNTER (OTC) OPTIONS ON
		INDICES — 0.1%
5,381	S&P 500	Citibank NA	USD	USD	11/30/22
	INDEX		594,957	4,127.76		$ 120,429
		TOTAL OVER THE COUNTER (OTC) OPTIONS ON INDICES
		(Premiums paid $ 594,957)				$ 120,429
		TOTAL OPTIONS PURCHASED
		(Premiums paid $ 1,200,437)				$ 127,616
		TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.8%
		(Cost $220,935,025)				$213,576,010
		OTHER ASSETS AND LIABILITIES — 3.2%				$ 7,008,166
		NET ASSETS — 100.0%				$220,584,176

(G.D.R.)	Global Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2022, the value of these securities amounted to $8,833,948, or 4.0% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd.
(d)	Security is exempt from registration under Regulation S.
(e)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2022.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
†	Amount rounds to less than 0.1%.

FUTURES CONTRACTS

CURRENCY FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Short	Description	Date	Amount	Value	(Depreciation)
75	British Pound	12/19/22	$ (5,602,426)	$ (5,384,062)	$ 218,364
FX Currency
Futures
188	Euro FX	12/19/22	(23,161,884)	(23,320,225)	(158,341)
Currency
Futures
50	Japanese YEN	12/19/22	(4,323,856)	(4,228,750)	95,106
Currency
Futures
			$(33,088,166)	$ (32,933,037)	$ 155,129

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 25

Schedule of Investments | 10/31/22 (Consolidated)

(continued)

INDEX FUTURES CONTRACTS
Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Long	Description	Date	Amount	Value	(Depreciation)
31	Nikkei 225	12/8/22	$ 4,242,812	$ 4,271,026	$ 28,214
63	SGX Nifty	12/29/22	2,172,658	2,284,254	111,596
	50 Index
			$ 6,415,470	$ 6,555,280	$ 139,810

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Short	Description	Date	Amount	Value	(Depreciation)
39	ASX SPI 200	12/15/22	$ (4,076,539)	$ (4,275,804)	$ (199,265)
	Index
40	Hang Seng	11/29/22	(3,950,032)	(3,729,338)	220,694
	Index
43(c)	KOSPI 200	12/8/22	(2,186,980)	(2,269,314)	(82,334)
	Index
241	MSCI China	12/16/22	(5,340,343)	(4,288,595)	1,051,748
	Free
20	NASDAQ 100
	E- Mini	12/16/22	(4,596,188)	(4,578,900)	17,288
			$(20,150,082)	$ (19,141,951)	$1,008,131
TOTAL FUTURES CONTRACTS			$(46,822,778)	$ (45,519,708)	$1,303,070

SWAP CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT – SELL PROTECTION
Reference
Notional		Obligation/	Pay/		Expiration	Unrealized	Market
Amount ($)(1)	Counterparty	Index	Receive(2)	Coupon	Date	Depreciation	Value
24,651	Goldman Sachs	Goldman Sachs	Pay	(3 Month	10/18/23	$ (11,586)	$ (11,586)
	& Co.	Total Cash		USD
		Return Index*		LIBOR +
39bps)
TOTAL OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT –
SELL PROTECTION						$ (11,586)	$ (11,586)
TOTAL SWAP CONTRACTS						$(11,586)	$(11,586)

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Pays quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

BRL — Brazil Real

IDR — Indonesian Rupiah

MXN — Mexican Peso

RUB — Russia Ruble

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

* The following table shows the individual positions and related values of the securities underlying each total return swap contract with Goldman Sachs Total Return Cash Index, as of October 31, 2022:

	Share	Security
Name	Allocation	Value	% of basket
AGC, Inc.	—	$ (267)	2.30%
Aisin Corp.	—	(223)	1.92%
ANA Holdings, Inc.	—	(164)	1.42%
Aoyama Trading Co., Ltd.	—	(41)	0.35%
Astellas Pharma, Inc.	—	(247)	2.13%
Bridgestone Corp.	—	(379)	3.27%
Canon, Inc.	—	(863)	7.45%
Dai Nippon Printing Co., Ltd.	—	(317)	2.74%
Daicel Corp.	—	(180)	1.55%
Daito Trust Construction Co., Ltd.	—	(218)	1.88%
Daiwa Securities Group, Inc.	—	(110)	0.95%
DMG Mori Co., Ltd.	—	(298)	2.57%
Glory Ltd	—	(233)	2.01%
JAFCO Group Co., Ltd.	—	(214)	1.85%
Japan Airlines Co., Ltd.	—	(153)	1.32%
Japan Post Holdings Co., Ltd.	—	(207)	1.79%
Japan Tobacco, Inc.	—	(178)	1.54%
KDDI Corp.	—	(360)	3.11%
Kewpie Corp.	—	(192)	1.66%
Kissei Pharmaceutical Co., Ltd.	—	(180)	1.55%
Lawson, Inc.	—	(103)	0.89%
Leopalace21 Corp.	—	(69)	0.60%
Marui Group Co., Ltd.	—	(154)	1.33%
Meitec Corp.	—	(118)	1.02%
Mitsubishi UFJ Financial Group, Inc.	1	(469)	4.05%
Mitsui & Co., Ltd.	—	(323)	2.79%
Nichirei Corp.	—	(183)	1.58%
Nippon Telegraph & Telephone Corp.	—	(195)	1.68%
Nissan Motor Co., Ltd.	—	(136)	1.17%
Nissan Shatai Co., Ltd.	—	(261)	2.25%
Nisshinbo Holdings, Inc.	1	(832)	7.18%
Nomura Holdings, Inc.	—	(116)	1.00%
Nomura Real Estate Holdings, Inc.	—	(206)	1.78%
Nomura Research Institute, Ltd.	—	(485)	4.19%
Ono Pharmaceutical Co., Ltd.	—	(276)	2.38%
Onward Holdings Co., Ltd.	—	(111)	0.96%
Pilot Corp.	—	(228)	1.97%
Rakuten Group, Inc.	—	(219)	1.89%
Resona Holdings, Inc.	1	(410)	3.54%
Ryosan Co., Ltd.	—	(120)	1.04%
Sangetsu Corp.	—	(138)	1.19%
Sumitomo Rubber Industries Ltd	—	(223)	1.92%
Sumitomo Warehouse Co., Ltd.	—	(337)	2.91%

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 27

Schedule of Investments | 10/31/22 (Consolidated)

(continued)

	Share	Security
Name	Allocation	Value	% of basket
Tokai Tokyo Financial Holdings, Inc.	—	$ (66)	0.57%
Tokio Marine Holdings, Inc.	—	(63)	0.54%
Tokuyama Corp.	—	(135)	1.16%
Tokyo Ohka Kogyo Co., Ltd.	—	(459)	3.96%
Yamada Holdings Co., Ltd.	—	(127)	1.10%
Totals		$(11,586)	100.00%

Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 62,740,533	$ 44,790,768
Other Long-Term Securities	$362,091,795	$413,207,808

At October 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $223,459,318 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 23,060,107
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(31,651,931)
Net unrealized depreciation	$ (8,591,824)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$ 30,474,099	$ —	$ 32,134	$ 30,506,233
Food & Staples Retailing	1,282,324	—	99,246	1,381,570
Oil, Gas & Consumable Fuels	7,856,884	—	169,915	8,026,799
All Other Common Stocks	102,639,564	—	—	102,639,564
Convertible Corporate Bonds	—	654,277	—	654,277
Corporate Bonds	—	1,676,810	—	1,676,810
Preferred Stock	—	19,890	—	19,890
Foreign Government Bonds	—	28,527,798	—	28,527,798
U.S. Government and
Agency Obligations	—	17,016,476	—	17,016,476
Investment Companies	14,125,880	—	—	14,125,880
Commodity Pool Fund	5,905,374	—	—	5,905,374
Open-End Fund	2,967,723	—	—	2,967,723
Exchange-Traded Call
Option Purchased	7,187	—	—	7,187
Over The Counter (OTC)
Options on Indices	—	120,429	—	120,429
Total Investments in Securities	$165,259,035	$48,015,680	$301,295	$213,576,010
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$ 1,303,070	$ —	$ —	$ 1,303,070
Swap contracts, at value	—	(11,586)	—	(11,586)
Total Other Financial
Instruments	$ 1,303,070	$ (11,586)	$ —	$ 1,291,484

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Common
Stocks
Balance as of 10/31/21	$ —
Realized gain (loss)(1)	(1,317,557)
Changed in unrealized appreciation (depreciation)(2)	(7,844,804)
Return of capital	—
Purchases	7,753,752
Sales(3)	(4,970,391)
Transfers in to Level 3*	6,680,295
Transfers out of Level 3*	—
Balance as of 10/31/22	$ 301,295

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
(3)	Includes corporate action activity.
*	Transfers are calculated on the beginning of period values. During the year ended October 31, 2022 investments having aggregate value of $6,680,295 were transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs, resulting from a decrease in market activity for the securities. There were no other transfers in or out of Level 3 during the period.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2022: $(7,218,484)

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 29

Statement of Assets and Liabilities | 10/31/22

(Consolidated)

ASSETS:
Investments in unaffiliated issuers, at value (cost $220,935,025)	$213,576,010
Foreign currencies, at value (cost $350,759)	330,787
Futures collateral	4,281,327
Variation margin for futures contracts	310,246
Repatriation of taxes	132,507
Receivables —
Investment securities sold	4,293,232
Fund shares sold	141,949
Dividends	888,743
Interest	1,194,970
Other assets	20,381
Total assets	$225,170,152
LIABILITIES:
Payables —
Investment securities purchased	$ 3,845,264
Fund shares repurchased	552,500
Trustees' fees	150
Due to Adviser	1,172
Swap contracts, at value	11,586
Due to affiliates	34,307
Accrued expenses	140,997
Total liabilities	$ 4,585,976
NET ASSETS:
Paid-in capital	$243,671,736
Distributable earnings (loss)	(23,087,560)
Net assets	$220,584,176
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $72,680,474/6,399,531 shares)	$ 11.36
Class C (based on $16,209,032/1,462,176 shares)	$ 11.09
Class K (based on $56,280,057/4,956,666 shares)	$ 11.35
Class R (based on $205,471/18,381 shares)	$ 11.18
Class Y (based on $75,209,142/6,591,352 shares)	$ 11.41
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.36 net asset value per share/100%-4.50%
maximum sales charge)	$ 11.90

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Statement of Operations (Consolidated)

FOR THE YEAR ENDED 10/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $637,131)	$ 8,827,892
Interest from unaffiliated issuers (net of foreign
taxes withheld $71,360)	2,775,243
Total Investment Income		$ 11,603,135

EXPENSES:
Management fees	$ 2,094,334
Administrative expenses	96,382
Transfer agent fees
Class A	59,263
Class C	16,557
Class K	52
Class R	426
Class Y	82,794
Distribution fees
Class A	217,427
Class C	225,168
Class R	1,136
Shareowner communications expense	23,929
Custodian fees	34,700
Registration fees	92,635
Professional fees	136,398
Printing expense	37,223
Pricing fees	561
Trustees’ fees	11,276
Miscellaneous	86,287
Total expenses		$ 3,216,548
Less fees waived and expenses reimbursed by the Adviser		(123,162)
Net expenses		$ 3,093,386
Net investment income		$ 8,509,749

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $107,815)	$(22,525,334)
Futures contracts	4,476,342
Swap contracts	(993,548)
Other assets and liabilities denominated in
foreign currencies	(863,180)	$(19,905,720)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $(156,828))	$(54,880,849)
Futures contracts	1,474,843
Swap contracts	(267,704)
Other assets and liabilities denominated in
foreign currencies	1,519	$(53,672,191)
Net realized and unrealized gain (loss) on investments		$(73,577,911)
Net decrease in net assets resulting from operations		$(65,068,162)

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 31

Statements of Changes in Net Assets

(Consolidated)

	Year Ended	Year Ended
	10/31/22	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 8,509,749	$ 5,388,481
Net realized gain (loss) on investments	(19,905,720)	67,068,625
Change in net unrealized appreciation
(depreciation) on investments	(53,672,191)	26,234,384
Net increase (decrease) in net assets
resulting from operations	$ (65,068,162)	$ 98,691,490
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.34 and $0.13 per share, respectively)	$ (2,300,402)	$ (938,849)
Class C ($0.23 and $0.01 per share, respectively)	(452,816)	(29,980)
Class K ($0.38 and $0.18 per share, respectively)	(2,587,445)	(1,531,190)
Class R ($0.27 and $0.12 per share, respectively)	(4,944)	(2,089)
Class Y ($0.37 and $0.18 per share, respectively)	(2,831,302)	(1,533,928)
Total distributions to shareowners	$ (8,176,909)	$ (4,036,036)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 19,527,953	$ 45,503,829
Reinvestment of distributions	7,285,152	3,592,983
Cost of shares repurchased	(89,894,458)	(122,557,651)
Net decrease in net assets resulting from
Fund share transactions	$ (63,081,353)	$ (73,460,839)
Net increase (decrease) in net assets	$(136,326,424)	$ 21,194,615
NET ASSETS:
Beginning of year	$ 356,910,600	$ 335,715,985
End of year	$ 220,584,176	$ 356,910,600

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/22	10/31/22	10/31/21	10/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	803,246	$ 10,401,633	1,890,808	$ 25,528,862
Reinvestment of
distributions	161,195	2,044,382	61,470	833,630
Less shares repurchased	(1,617,012)	(19,962,738)	(1,999,386)	(26,499,682)
Net decrease	(652,571)	$ (7,516,723)	(47,108)	$ (137,190)
Class C
Shares sold	54,152	$ 699,528	148,225	$ 2,000,259
Reinvestment of
distributions	33,823	427,780	2,176	27,986
Less shares repurchased	(917,272)	(11,523,140)	(2,320,208)	(30,470,173)
Net decrease	(829,297)	$(10,395,832)	(2,169,807)	$ (28,441,928)
Class K
Shares sold	103,050	$ 1,287,420	303,037	$ 4,325,902
Reinvestment of
distributions	203,752	2,584,101	112,559	1,530,475
Less shares repurchased	(2,755,155)	(32,620,668)	(2,375,724)	(33,271,934)
Net decrease	(2,448,353)	$(28,749,147)	(1,960,128)	$ (27,415,557)
Class R
Shares sold	3,849	$ 47,524	7,054	$ 97,981
Reinvestment of
distributions	393	4,944	166	2,089
Less shares repurchased	(8,462)	(113,287)	(1,601)	(22,270)
Net increase
(decrease)	(4,220)	$ (60,819)	5,619	$ 77,800
Class Y
Shares sold	559,533	$ 7,091,848	979,913	$ 13,550,825
Reinvestment of
distributions	174,578	2,223,945	87,757	1,198,803
Less shares repurchased	(2,096,528)	(25,674,625)	(2,376,172)	(32,293,592)
Net decrease	(1,362,417)	$(16,358,832)	(1,308,502)	$ (17,543,964)

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 33

Financial Highlights (Consolidated)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class A
Net asset value, beginning of period	$ 14.45	$ 11.14	$ 12.04	$ 12.69	$ 14.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.35	$ 0.19	$ 0.18	$ 0.13	$ 0.19
Net realized and unrealized gain (loss) on investments	(3.10)	3.25	(0.80)	0.54	(0.44)
Net increase (decrease) from investment operations	$ (2.75)	$ 3.44	$ (0.62)	$ 0.67	$ (0.25)
Distributions to shareowners:
Net investment income	$ (0.25)	$ (0.13)	$ (0.28)	$ (0.11)	$ (0.35)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.34)	$ (0.13)	$ (0.28)	$ (1.32)	$ (1.23)
Net increase (decrease) in net asset value	$ (3.09)	$ 3.31	$ (0.90)	$ (0.65)	$ (1.48)
Net asset value, end of period	$ 11.36	$ 14.45	$ 11.14	$ 12.04	$ 12.69
Total return (b)	(19.31)%	31.00%	(5.28)%	5.85%	(2.08)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.14%
Ratio of net investment income (loss) to average net assets	2.81%	1.37%	1.54%	1.12%	1.35%
Portfolio turnover rate	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$ 72,680	$101,891	$79,089	$100,339	$142,760
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.22%	1.25%	1.27%	1.23%	1.14%
Net investment income (loss) to average net assets	2.79%	1.32%	1.47%	1.09%	1.35%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class C
Net asset value, beginning of period	$ 14.10	$ 10.85	11.75	$ 12.45	$ 13.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24	$ 0.06	$ 0.08	$ 0.04	$ 0.07
Net realized and unrealized gain (loss) on investments	(3.02)	3.20	(0.77)	0.53	(0.42)
Net increase (decrease) from investment operations	$ (2.78)	$ 3.26	$ (0.69)	$ 0.57	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.01)	$ (0.21)	$ (0.06)	$ (0.27)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.23)	$ (0.01)	$ (0.21)	$ (1.27)	$ (1.15)
Net increase (decrease) in net asset value	$ (3.01)	$ 3.25	$ (0.90)	$ (0.70)	$ (1.50)
Net asset value, end of period	$ 11.09	$ 14.10	$ 10.85	$ 11.75	$ 12.45
Total return (b)	(19.91)%	30.04%	(6.01)%	5.03%	(2.83)%
Ratio of net expenses to average net assets	1.96%	1.99%	1.98%	1.97%	1.91%
Ratio of net investment income (loss) to average net assets	1.91%	0.48%	0.74%	0.37%	0.55%
Portfolio turnover rate	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$16,209	$32,299	$48,426	$85,398	$122,305
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.98%	1.99%	2.01%	1.97%	1.91%
Net investment income (loss) to average net assets	1.89%	0.48%	0.71%	0.37%	0.55%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 35

Financial Highlights (Consolidated) (continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	6/22/18* to
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class K
Net asset value, beginning of period	$ 14.44	$ 11.14	$ 12.03	$ 12.69	$ 13.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.40	$ 0.23	$ 0.22	$ 0.17	$ 0.06
Net realized and unrealized gain (loss) on investments	(3.11)	3.25	(0.80)	0.53	(1.00)
Net increase (decrease) from investment operations	$ (2.71)	$ 3.48	$ (0.58)	$ 0.70	$ (0.94)
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.18)	$ (0.31)	$ (0.15)	$ (0.04)
Net realized gain	(0.09)	—	—	(1.21)	—
Total distributions	$ (0.38)	$ (0.18)	$ (0.31)	$ (1.36)	$ (0.04)
Net increase (decrease) in net asset value	$ (3.09)	$ 3.30	$ (0.89)	$ (0.66)	$ (0.98)
Net asset value, end of period	$ 11.35	$ 14.44	$ 11.14	$ 12.03	$ 12.69
Total return (b)	(19.06)%	31.33%	(4.92)%	6.14%	(2.00)%(c)
Ratio of net expenses to average net assets	0.87%	0.90%	0.90%	0.88%	0.88%(d)
Ratio of net investment income (loss) to average net assets	3.12%	1.63%	1.93%	1.48%	1.28%(d)
Portfolio turnover rate	166%	215%	233%	168%	255%(c)
Net assets, end of period (in thousands)	$56,280	$106,948	$104,316	$89,092	$69,449
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%	0.90%	0.93%	0.88%	0.88%(d)
Net investment income (loss) to average net assets	3.10%	1.63%	1.91%	1.48%	1.28%

*	Class K shares commenced operations on June 22, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

36 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class R
Net asset value, beginning of period	$ 14.20	$11.02	$ 11.75	$12.60	$14.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.30	$ 0.09	$ 0.12	$ (0.05)(b)	$ 0.10
Net realized and unrealized gain (loss) on investments	(3.05)	3.21	(0.81)	0.48	(0.43)
Net increase (decrease) from investment operations	$ (2.75)	$ 3.30	$ (0.69)	$ 0.43	$ (0.33)
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.12)	$ (0.04)	$ (0.07)	$ (0.30)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.27)	$ (0.12)	$ (0.04)	$ (1.28)	$ (1.18)
Net increase (decrease) in net asset value	$ (3.02)	$ 3.18	$ (0.73)	$ (0.85)	$ (1.51)
Net asset value, end of period	$ 11.18	$14.20	$ 11.02	$11.75	$12.60
Total return (c)	(19.60)%	30.10%	(5.90)%	3.73%	(2.71)%
Ratio of net expenses to average net assets	1.57%	1.93%	1.79%	2.91%	1.82%
Ratio of net investment income (loss) to average net assets	2.41%	0.68%	1.08%	(0.45)%	0.75%
Portfolio turnover rate	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$ 205	$ 321	$ 187	$ 141	$ 303
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.59%	1.93%	1.82%	2.91%	1.82%
Net investment income (loss) to average net assets	2.39%	0.68%	1.05%	(0.45)%	0.75%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 37

Financial Highlights (Consolidated) (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class Y
Net asset value, beginning of period	$ 14.52	$ 11.20	$ 12.09	$ 12.74	$ 14.22
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.39	$ 0.23	$ 0.20	$ 0.17	$ 0.24
Net realized and unrealized gain (loss) on investments	(3.13)	3.27	(0.78)	0.54	(0.46)
Net increase (decrease) from investment operations	$ (2.74)	$ 3.50	$ (0.58)	$ 0.71	$ (0.22)
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.18)	$ (0.31)	$ (0.15)	$ (0.38)
Net realized gain	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.37)	$ (0.18)	$ (0.31)	$ (1.36)	$ (1.26)
Net increase (decrease) in net asset value	$ (3.11)	$ 3.32	$ (0.89)	$ (0.65)	$ (1.48)
Net asset value, end of period	$ 11.41	$ 14.52	$ 11.20	$ 12.09	$ 12.74
Total return (b)	(19.10)%	31.36%	(4.90)%	6.16%	(1.86)%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	3.09%	1.64%	1.75%	1.45%	1.71%
Portfolio turnover rate	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$75,209	$115,451	$103,698	$212,426	$323,412
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.98%	0.99%	1.00%	0.97%	0.92%
Net investment income (loss) to average net assets	3.01%	1.55%	1.65%	1.69%	1.69%

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Notes to Financial Statements | 10/31/22

(Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds.

Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (the “Subsidiary”). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 39

certain investments on behalf of the Fund. As of October 31, 2022, the Subsidiary represented $8,701,833, or approximately 3.94%, of the net assets of the Fund.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

40 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 41

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2022, four securities were valued using fair value methods representing 0.15% of net assets. The value of this fair valued security was $321,185.

42 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 43

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2022, the Fund reclassified $865,079 to increase distributable earnings and $865,079 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At October 31, 2022, the Fund was permitted to carry forward indefinitely $17,553,095 of short-term losses, which may be subject to limitations imposed by the Internal Revenue Code.

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,045,538	$4,036,036
Long-term capital gains	2,131,371	—
Total	$8,176,909	$4,036,036

44 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,057,359
Capital loss carryforward	(17,553,095)
Net unrealized depreciation	(8,591,824)
Total	$(23,087,560)

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on partnerships.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,413 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation,

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 45

changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism,

46 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund’s investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities.

The value of commodity-related investments may be affected by changes in

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 47

overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment- grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or

48 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended October 31, 2022 was $1,984,012. Open purchased options at October 31, 2022 are listed in the Schedule of Investments.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 49

I. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the year ended October 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2022 was $0. There were no open forward foreign currency exchange contracts at October 31, 2022.

J. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2022 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the

50 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended October 31, 2022 was $(26,489,155). Open futures contracts outstanding at October 31, 2022 are listed in the Schedule of Investments.

K. Total Return Swap Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2022 is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.

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The average market value of total return swap contracts open during the year ended October 31, 2022 was $112,860. Open total return swap contracts at October 31, 2022 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets over $2 billion.

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary’s average daily net assets and 0.65% of the Subsidiary’s average daily net assets over $2 billion. This fee is accrued daily and paid monthly.

During the year ended October 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2022 are reflected in the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $29,611 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2022.

52 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2022, the Fund paid $11,276 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $150.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$14,443
Class C	3,617
Class K	33
Class R	42
Class Y	5,794
Total	$23,929

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 53

attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,696 in distribution fees payable to the Distributor at October 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares.

Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2022, CDSCs in the amount of $530 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among

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participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the

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Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2022.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Citibank NA	$120,429	$ —	$ —	$ —	$120,429
Goldman Sachs	—	—	—	—	—
International
Total	$120,429	$ —	$ —	$ —	$120,429

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Citibank NA	$ —	$ —	$ —	$ —	$ —
Goldman Sachs	(11,586)	—	—	—	(11,586)
International
Total	$(11,586)	$ —	$ —	$ —	$(11,586)

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

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Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options
purchased*	$7,187	$ —	$ —	$ 120,429	$ —
Net unrealized
appreciation/
(depreciation) on
futures contracts**	—	—	155,129	1,147,941	—
Total Value	$7,187	$ —	$155,129	$ 1,268,370	$ —
Liabilities
Swap contracts,
at value	$ —	$ —	$ —	$ (11,586)	$ —
Total Value	$ —	$ —	$ —	$ (11,586)	$ —

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Consolidated Statement of Assets and Liabilities.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2022, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$ (16,192)	$ —	$2,944,105	$ 1,548,429	$ —
Swap contracts	—	—	—	(993,548)	—
Total Value	$(16,192)	$ —	$2,944,105	$ 554,881	$ —

Change in Net
Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ —	$ —	$ 41,529	$ 1,433,314	$ —
Options purchased*	(598,293)	—	—	930,847	—
Swap contracts	—	—	—	(267,704)	—
Total Value	$ (598,293)	$—	$ 41,529	$ 2,096,457	$ —

*	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Flexible Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Pioneer Flexible Opportunities Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Pioneer Flexible Opportunities Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 30, 2022

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Additional Information (unaudited)

For the year ended October 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 9.50%.

The Fund designated $2,131,371 as long-term capital gains distributions during the year ended October 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Flexible Opportunities Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by

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independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Amundi US also serves as the investment adviser to Flexible Opportunities Commodity Fund Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees also approved the renewal of the investment management agreement for the Subsidiary (the “Subsidiary Management Agreement”) at the September 20, 2022 meeting. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment management agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

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Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis.

The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund’s management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays Amundi US a management fee at the same rate that the

64 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Fund pays Amundi US. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any

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adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the

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resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement. The Trustees, including the Independent Trustees, also concluded that the Subsidiary Management Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the Subsidiary Management Agreement.

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Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-

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term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

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Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 50 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

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Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (72)	Trustee since 2010.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Flexible Opportunities Fund | Annual Report |10/31/22 71

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2010.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment bank)	Carver Bancorp, Inc. (holding
	or removal.	(2003 – 2006); and Founder and Chief Executive Officer, HNY Associates,	company) and Carver Federal
		LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive Officer,
Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present);
and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

72 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson
Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2010.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman,
BNY Alternative Investment Services, Inc. (financial services) (2005-2007)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 73

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based investment
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	accounting software for reporting
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	and reconciliation services)
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	(September 2022 – present)
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

74 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2010. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US
	the Board	from June 2007 to May 2013
Heather L. Melito-Dezan (45)	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Assistant Secretary	the discretion of	September 2019; Private practice from 2017 – 2019.
the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2010. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22 75

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director of
Laundering Officer	of the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

76 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 24440-12-1222

Pioneer Floating Rate Fund

Annual Report | October 31, 2022

A: FLARX	C: FLRCX	Y: FLYRX

visit us: www.amundi.com/us

Pioneer Floating Rate Fund | Annual Report | 10/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results, which created a power shift in the US House

2 Pioneer Floating Rate Fund | Annual Report | 10/31/22

of Representatives, are another development that will garner investors' attention as we move into 2023, as changing political conditions have often contributed to increased market volatility.

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 3

Portfolio Management Discussion | 10/31/22

In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the 12-month period ended October 31, 2022. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended October 31, 2022?
A	Pioneer Floating Rate Fund’s Class A shares returned -4.32% at net asset value during the 12-month period ended October 31, 2022, while the Fund’s benchmark, the Morningstar/Loan Syndications & Trading Association Leveraged Performing Loan Index (the Morningstar/LSTA Index), returned -1.86%. During the same period, the average return of the 239 mutual funds in Morningstar’s Bank Loan Funds category was -3.61%.
Q	How would you describe the environment for investing in bank loans during the 12-month period ended October 31, 2022?
A	As the period opened in November 2021, the market appeared to shrug off concerns over the prospect of tighter Federal Reserve (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19, leading to solid performance for credit-sensitive assets within the fixed-income market, including bank loans. Late 2021 and early 2022 saw elevated leveraged-finance activity and loan issuance, driven by both mergers and acquisitions as well as dividends extracted by private equity investors. At the same time, record levels of collateralized loan obligation (CLO) issuance and historically high flows into loan mutual funds supported loan valuations, leading to tighter spreads and strong performance. [Loan spreads represent the interest rates over and above the London Interbank Offered Rate (LIBOR rate), or the Secured Overnight Financing Rate (SOFR Rate), charged to borrowers by banks.]

However, the first quarter of 2022 saw a trifecta of increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to changing monetary policies of many central banks dominate market sentiment, driving losses across most asset classes. Russia’s invasion of Ukraine in late February, together with subsequent US and European sanctions on Russia, led to a spike in energy, metals, and food prices, adding downside risk to real economic growth and upside risk to

4 Pioneer Floating Rate Fund | Annual Report | 10/31/22

inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated supply-chain disruptions and raised concerns about further risks to the global economic growth landscape.

As inflation reached levels not seen in many years, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March 2022 meeting, the Fed’s Open Market Committee (FOMC) raised the federal funds rate target range by a quarter-point, moving the range to 0.25% - 0.50%, and indicated that further increases would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program in March, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

Against that backdrop, loan issuance ground to a halt amid a sharp sell-off in demand driven by mutual fund outflows and reduced CLO issuance. Loan spreads widened to three-year highs, leading to steep losses across the broader loan market.

The US consumer price index began to post year-over-year increases in excess of 8% beginning with the March 2022 readout. By late spring, the market began speculating as to whether the Fed would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive as inflation was brought under control. With investors now concerned about inflation, the Fed’s response, and economic growth prospects, returns for riskier assets (such as stocks and corporate bonds) turned deeply negative. The Fed continued to raise the federal funds rate target range aggressively between May and September, bringing the range to 3.00% - 3.25%. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps), and followed up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted – with shorter-term yields moving above longer-term yields – as the market anticipated a recession.

Loan interest rates rose over the latter part of the 12-month period, as short-term reference rates increased alongside the federal funds target range. Loan performance relative to both high-yield and investment-grade corporate bonds benefited from the loan asset class’s general lack of sensitivity to moves in interest rates. However, heightened recession fears weighed on investors’ sentiment with regard to credit-sensitive securities, and the declining sentiment pressured loan prices, leading to a

Pioneer Floating Rate Fund | Annual Report | 10/31/22 5

modest negative return for bank loans, in aggregate, for the full 12-month period. In addition, demand from CLOs for loans in the “B3” Moody’s rating category essentially disappeared as the period progressed, due to investors’ caution regarding potential downgrades, as those types of CLO vehicles are limited with respect to the proportion of “CCC” issues they can hold.

Q	What factors had the biggest effects on the Fund’s performance relative to its benchmark during the 12-month period ended October 31, 2022?
A	In broad terms, the Fund’s benchmark-relative performance struggled due to the portfolio’s tilt toward borrowers with capital structures that include high-yield corporate bonds alongside bank loans. This is a deliberate strategy we have employed in managing the Fund, as loans for companies with those types of profiles have historically experienced higher recovery rates in the event of default. However, as high-yield bond yields increased over the period, driven by credit-spread widening and rising interest rates, investors began demanding higher loan yields, which pressured loan values, particularly with regard to issuers with capital structures that featured both high-yield bonds and loans. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) In addition, while expectations for Fed rate hikes have been generally supportive of loans given their floating-rate feature, during the period, the market became concerned that the Fed’s aggressive tightening trajectory would throw the economy into recession and lead to a higher default rate for bank loans.

In sector terms, selection results within the technology sector (software in particular) weighed most heavily on the Fund’s relative performance for the period. In that vein, the Fund’s exposure to the loans and bonds for security firm LogMeIn detracted from relative returns, as investor sentiment softened as workers continued to return to the office after working from home almost exclusively for more than a year. In addition, exposure to customer rewards solutions provider Loyalty Ventures detracted from the Fund’s relative performance, as consumers resumed air travel and cashed in credit card (rewards) points they had accumulated during the pandemic. Within the information technology services segment, cloud services provider Rackspace engaged in a strategic review that ended inconclusively, which was not well received by the loan nor the high-yield bond markets. The Fund’s exposure to Rackspace detracted from benchmark-relative results.

6 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Within the commercial services and supplies sector, the Fund’s position in Phoenix Services weighed on performance. The company specializes in removing molten slag, which is a byproduct of steel production from steel mills. The company’s results initially had suffered during the pandemic due to lower utilization of steel plants. Post-recovery, it has experienced both significant wage and energy inflation, and the cost escalators in Phoenix’s contracts have failed to keep pace. In addition, the company’s overseas client base has included plants in Ukraine, which have been idled due to the conflict with Russia. Phoenix Services ultimately filed for bankruptcy, and it has proved difficult for us to exit the portfolio’s position as the loan price has fallen dramatically.

Within the health care sector, a number of loans held in the portfolio for companies featuring concurrent high-yield bonds lagged, and detracted from the Fund’s relative returns. These included clinician group Envision Healthcare, which carved out its ambulatory services business into a subsidiary and completed a bond debt exchange, which proved detrimental to the loans; Bausch Health, which spun off its eyecare business in a move viewed unfavorably by both loan and bond holders; and dialysis provider US Renal, which was already experiencing lower patient volumes relative to pre-COVID levels, and saw a competitor receive an adverse Supreme Court ruling regarding reimbursement for end-stage kidney disease treatment. Finally, within the hotels, restaurants and leisure segment, the loan price for Lucky Box, a provider of coin-operated amusement games, struggled due to an unfavorable legal ruling as well as declining store visits, an aftereffect of higher gas prices.

On the positive side, the Fund’s exposure to the loan for Profrac, a provider of hydraulic fracturing services to energy exploration-and-production companies, proved additive for relative performance as the company exited bankruptcy and benefited from an improved oil-pricing environment. While flagship Mexican airline Aeromexico filed for Chapter 11 bankruptcy protection, its loan price benefited during the period and aided the Fund’s relative returns, as Aeromexico’s debt was restructured and subsequently purchased by a major US airline. Market sentiment with respect to retailer Staples benefited from the “back-to-office” trend, while the loan price for American Airlines was supported by the rebound in air travel. Both holdings aided the Fund’s benchmark-relative results for the 12-month period.

Within the media sector, the Fund’s lack of exposure to regional sports broadcasting network Diamond Sports Group provided beneficial for relative performance, as did portfolio overweight positions in cable companies Charter Communications and Cable One. With regard to

Pioneer Floating Rate Fund | Annual Report | 10/31/22 7

trading and distribution companies, the portfolio’s holdings of airplane leasing company Avalon’s loans contributed positively to the Fund’s relative returns, as the company benefited from the increase in air travel. In addition, a portfolio underweight to the household durables sector was the biggest positive contributor to the Fund’s relative performance in terms of overall sector weights for the 12-month period.

We have typically maintained a modest out-of-benchmark allocation to high-yield corporate bonds in the portfolio, both through individual names and indexed vehicles, aimed at improving the risk/reward and liquidity profile of the portfolio. The high-yield allocation had a negative effect on the Fund’s relative returns, as the high-yield debt category notably underperformed loans for the 12-month period.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2022? If so, did the derivatives have any material effect on performance?
A	Yes, we invested the Fund in index-based high-yield bond and investment-grade bond credit-default-swap contracts to gain tactical credit exposure within the portfolio, while maintaining liquidity to meet shareholder redemptions. While the high-yield exposure in the portfolio detracted from the Fund’s relative returns, as noted earlier, the use of these derivatives had an overall positive effect on relative performance.
Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2022?
A	The Fund’s monthly distribution rate increased over the 12-month period as loan payments re-set higher with the increase in short-term interest rates.
Q	What is your investment outlook?
A	The default rate on loans for the 12-month period ended October 31, 2022 was 0.83% by loan volume, still benign compared to the historical average of slightly under 3%. The default rate by number of issuers as of October 31 was 0.76%. It should be noted that the default rate on loans held in the Fund has remained below that of the market, given our bias towards investing in higher-quality loans.

While we think it may prove challenging for the Fed to achieve a soft economic landing as it works to try to bring inflation back down to its stated long-term target of 2%, we maintain a constructive view on the loan market for the next several quarters, as Fed rate hikes have typically fed into loan interest payments. At the end of October 2022, the market

*	Distributions are not guaranteed.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/22

was projecting the federal funds rate target range to increase to at least 5% in 2023. We believe US inflation will prove to be persistent, leading the Fed to keep interest rates at a higher level for a longer period of time.

At the end of the 12-month period, loan yields had exceeded bond yields for the first time in the current cycle, and we expect loans to maintain that advantage if the Fed continues to raise interest rates. We expect economic duress to spread and for the economy to enter a recession, probably toward the middle of 2023. As has typically been the case during past recessions, we believe some borrowers will end up in trouble, thus leading to increased defaults. Although recent experience has shown diminished recovery rates for issues that are lower-rated, loan-only structures, we still anticipate that loan recoveries for companies in bankruptcy will maintain their historical trend of exceeding recovery rates for high-yield bonds.

We do not expect a deep recession, which was the scenario that played out during the global financial crisis of more than a decade ago. In our view, the economy will likely be on the upswing and the default rate headed lower at some point in 2024. Current loan-market spreads imply a 2023 default rate well above historical averages, and above industry forecasts, which suggests, in our view, that the market has overcompensated for recession risk and there is value to be found in the loan asset class. Historically, when loan prices have been at such discounted values, the loan market has seen positive returns over the following 12 months. As a result, we view loans as favorably valued relative to the likely depth of any potential recession.

Please refer to the Schedule of Investments on pages 18–43 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 9

Floating rate investments are debt securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates.

Unlike fixed-rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Portfolio Summary | 10/31/22

10 Largest Holdings
(As a percentage of total investments)*
1.	Invesco Senior Loan ETF	1.12%
2.	ProFrac Holdings II LLC, Term Loan, 11.105% (Term SOFR + 725 bps), 3/4/25	1.12
3.	Garda World Security Corp., Term B-2 Loan Term Loan, 7.24% (LIBOR +
	425 bps), 10/30/26	1.02
4.	First Brands Group LLC, First Lien 2021 Term Loan Term Loan, 8.368%
	(Term SOFR + 500 bps), 3/30/27	1.00
5.	SPDR Blackstone Senior Loan ETF	0.98
6.	Altice France SA, USD TLB-13 Incremental Term Loan Term Loan, 6.905%
	(LIBOR + 400 bps), 8/14/26	0.93
7.	CP Atlas Buyer, Inc., Term B Loan Term Loan, 7.254%
	(LIBOR + 350 bps), 11/23/27	0.81
8.	Gogo Intermediate Holdings LLC, Initial Term Loan Term Loan, 8.165%
	(LIBOR + 375 bps), 4/30/28	0.75
9.	Staples, Inc., 2019 Refinancing New Term B-2 Loan Term Loan, 7.282%
	(LIBOR + 450 bps), 9/12/24	0.73
10.	Radiate Holdco LLC, Amendment No. 6 Term Loan Term Loan, 7.004%
	(LIBOR + 325 bps), 9/25/26	0.71

* Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 11

Prices and Distributions | 10/31/22

Net Asset Value per Share

Class	10/31/22	10/31/21
A	$6.00	$6.51
C	$6.05	$6.57
Y	$6.05	$6.58

Distributions per Share: 11/1/21–10/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2338	$ —	$ —
C	$0.1885	$ —	$ —
Y	$0.2557	$ —	$ —

Index Definitions

The Morningstar/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Morningstar/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of October 31, 2022)
			Morningstar/
	Net	Public	LSTA
	Asset	Offering	Leveraged
	Value	Price	Performing
Period	(NAV)	(POP)	Loan Index
10 years	2.33%	1.86%	3.83%
5 years	1.45	0.52	3.22
1 year	-4.32	-8.66	-1.86

Expense Ratio
Per prospectus dated March 1, 2022
Gross	Net
1.26%	1.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 13

Performance Update | 10/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Morningstar/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of October 31, 2022)
			Morningstar/
			LSTA
			Leveraged
	If	If	Performing
Period	Held	Redeemed	Loan Index
10 years	1.65%	1.65%	3.83%
5 years	0.85	0.85	3.22
1 year	-5.11	-6.03	-1.86

Expense Ratio
Per prospectus dated March 1, 2022
Gross
1.86%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Morningstar/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of October 31, 2022)
		Morningstar/
	Net	LSTA
	Asset	Leveraged
	Value	Performing
Period	(NAV)	Loan Index
10 years	2.74%	3.83%
5 years	1.91	3.22
1 year	-4.25	-1.86

Expense Ratio
Per prospectus dated March 1, 2022
Gross	Net
0.81%	0.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2022 through October 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account	$958.90	$956.00	$959.40
Value (after expenses)
on 10/31/22
Expenses Paid	$5.18	$8.83	$3.70
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.79%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2022 through October 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account	$1,019.91	$1,016.18	$1,021.42
Value (after expenses)
on 10/31/22
Expenses Paid	$5.35	$9.10	$3.82
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.79%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Floating Rate Fund | Annual Report | 10/31/22 17

Schedule of Investments | 10/31/22

Principal
Amount USD ($)		Value
UNAFFILIATED ISSUERS — 98.3%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 88.6% of Net Assets*(a)
Advanced Materials — 1.0%
1,621,138	Gemini HDPE LLC, 2027 Advance, 7.415% (LIBOR +
	300 bps), 12/31/27	$ 1,563,048
2,568,985	Groupe Solmax, Inc., Initial Term Loan, 8.392% (LIBOR +
	475 bps), 5/29/28	2,247,862
	Total Advanced Materials	$ 3,810,910
Advertising Sales — 0.4%
1,944,874	Clear Channel Outdoor Holdings, Inc., Term B Loan, 7.915%
	(LIBOR + 350 bps), 8/21/26	$ 1,786,853
	Total Advertising Sales	$ 1,786,853
Advertising Services — 0.6%
990,000	CB Poly US Holdings, Inc., Initial Term Loan, 9.229% (Term
	SOFR + 550 bps), 5/18/29	$ 932,662
1,485,000	Dotdash Meredith, Inc., Term Loan B, 7.12% (Term SOFR +
	400 bps), 12/1/28	1,329,075
	Total Advertising Services	$ 2,261,737
Aerospace & Defense — 1.5%
1,341,250	ADS Tactical, Inc., Initial Term Loan, 9.322% (LIBOR +
	575 bps), 3/19/26	$ 1,222,214
1,800,000	Propulsion (BC) Midco SARL, Term Loan, 7.182%
	(Term SOFR + 400 bps), 9/14/29	1,748,250
1,084,545	Spirit AeroSystems, Inc., (fka Mid-Western Aircraft
Systems, Inc. and Onex Wind Finance LP.), 2021
	Refinancing Term Loan, 7.504% (LIBOR + 375 bps), 1/15/25	1,076,817
2,259,078	WP CPP Holdings LLC, First Lien Initial Term Loan, 7.51%
	(LIBOR + 375 bps), 4/30/25	1,942,807
	Total Aerospace & Defense	$ 5,990,088
Air Pollution Control Equipment — 0.3%
1,234,375	Madison IAQ LLC, Initial Term Loan, 6.815% (LIBOR +
	325 bps), 6/21/28	$ 1,123,281
	Total Air Pollution Control Equipment	$ 1,123,281
Airlines — 0.9%
775,000	AAdvantage Loyalty IP, Ltd. (American Airlines, Inc.),
	Initial Term Loan, 8.993% (LIBOR + 475 bps), 4/20/28	$ 768,358
603,488	Air Canada, Term Loan, 6.421% (LIBOR + 350 bps), 8/11/28	590,349
1,265,014	American Airlines, Inc., 2018 Replacement Term Loan,
	5.346% (LIBOR + 175 bps), 6/27/25	1,198,688
475,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
Property Assets, Ltd.), Initial Term Loan, 8.777%
	(LIBOR + 525 bps), 6/21/27	486,083
738,750	United AirLines, Inc., Class B Term Loan, 8.108% (LIBOR
	+ 375 bps), 4/21/28	723,097
	Total Airlines	$ 3,766,575

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Airport Development & Maintenance — 0.5%
1,985,000	KKR Apple Bidco LLC, First Lien Initial Term Loan, 6.504%
	(LIBOR + 275 bps), 9/22/28	$ 1,930,412
	Total Airport Development & Maintenance	$ 1,930,412
Appliances — 0.4%
997,500	Osmosis Buyer Limited, 2022 Refinancing Term B Loan,
	6.858% (Term SOFR + 375 bps), 7/31/28	$ 930,169
733,333(b)	Osmosis Buyer Limited, Incremental Term Loan B, 7/31/28	684,383
	Total Appliances	$ 1,614,552
Applications Software — 1.1%
945,000	Central Parent Inc., First Lien Initial Term Loan, 8.112%
	(Term SOFR + 450 bps), 7/6/29	$ 927,045
1,243,750	EP Purchaser LLC, First Lien Closing Date Term Loan, 7.174%
	(LIBOR + 350 bps), 11/6/28	1,229,758
1,887,500	Loyalty Ventures, Inc., Term B Loan, 8.254% (LIBOR +
	450 bps), 11/3/27	655,906
1,732,500	RealPage, Inc., First Lien Initial Term Loan, 6.754% (LIBOR
	+ 300 bps), 4/24/28	1,632,015
	Total Applications Software	$ 4,444,724
Auction House & Art Dealer — 0.4%
1,481,250	Sotheby’s, 2021 Second Refinancing Term Loan, 8.579%
	(LIBOR + 450 bps), 1/15/27	$ 1,454,710
	Total Auction House & Art Dealer	$ 1,454,710
Auto Parts & Equipment — 2.8%
691,250	Adient US LLC, Term B-1 Loan, 7.004% (LIBOR +
	325 bps), 4/10/28	$ 669,937
703,482	American Axle & Manufacturing, Inc., Tranche B Term Loan,
	5.84% (LIBOR + 225 bps), 4/6/24	695,743
1,505,937	Autokiniton US Holdings, Inc., (aka L&W, Inc.) Closing Date
	Term B Loan, 7.80% (LIBOR + 450 bps), 4/6/28	1,412,193
4,079,244	First Brands Group LLC, First Lien 2021 Term Loan, 8.368%
	(Term SOFR + 500 bps), 3/30/27	3,871,884
2,061,925	IXS Holdings, Inc., Initial Term Loan, 7.816% (LIBOR +
	425 bps), 3/5/27	1,659,849
686,913	Superior Industries International, Inc., Replacement Term
	Loan, 7.754% (LIBOR + 400 bps), 5/22/24	656,002
2,334,664	TI Group Automotive Systems, LLC, Refinancing US Term
	Loan, 6.924% (LIBOR + 325 bps), 12/16/26	2,299,644
	Total Auto Parts & Equipment	$ 11,265,252
Auto-Truck Trailers — 0.8%
775,364	American Trailer World Corp., First Lien Initial Term Loan,
	7.579% (Term SOFR + 375 bps), 3/3/28	$ 706,135
2,736,250	Novae LLC, Tranche B Term Loan, 9.696% (Term SOFR +
	500 bps), 12/22/28	2,517,350
	Total Auto-Truck Trailers	$ 3,223,485

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 19

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
Beverages — 0.7%
665,000	Naked Juice LLC, First Lien Initial Term Loan, 6.903% (Term
	SOFR + 325 bps), 1/24/29	$ 609,826
2,250,000	Pegasus BidCo BV, Initial Dollar Term Loan, 6.962% (Term
	SOFR + 425 bps), 7/12/29	2,176,875
	Total Beverages	$ 2,786,701
Broadcast Service & Programing — 0.4%
1,492,500	Univision Communications, Inc., First Lien Initial Term
	Loan, 7.004% (LIBOR + 325 bps), 1/31/29	$ 1,432,800
	Total Broadcast Service & Programing	$ 1,432,800
Building & Construction — 0.3%
592,519	DG Investment Intermediate Holdings 2, Inc., First Lien
Closing Date Initial Term Loan, 7.504% (LIBOR +
	375 bps), 3/31/28	$ 552,376
730,103	Service Logic Acquisition, Inc., First Lien Closing Date
Initial Term Loan, 8.415% (LIBOR +
	400 bps), 10/29/27	693,598
9,739	Service Logic Acquisition, Inc., First Lien Delay Draw Term
	Loan, 8.374% (LIBOR + 400 bps), 10/29/27	9,252
	Total Building & Construction	$ 1,255,226
Building & Construction Products — 1.6%
1,467,474	Cornerstone Building Brands, Inc., Tranche B Term Loan,
	6.589% (LIBOR + 325 bps), 4/12/28	$ 1,237,724
3,691,992	CP Atlas Buyer, Inc., Term B Loan, 7.254% (LIBOR +
	350 bps), 11/23/27	3,133,999
15,873(c)	CP Iris Holdco I, Inc., 7.132% (LIBOR + 350 bps),	14,246
829,167	CP Iris Holdco I, Inc., First Lien Initial Term Loan, 7.254%
	(LIBOR + 350 bps), 10/2/28	744,177
1,231,250	Potters Industries LLC, Initial Term Loan, 7.674% (LIBOR +
	400 bps), 12/14/27	1,188,156
	Total Building & Construction Products	$ 6,318,302
Building Production — 1.5%
992,500	Chariot Buyer LLC., First Lien Initial Term Loan, 7.254%
	(LIBOR + 350 bps), 11/3/28	$ 905,450
775,000	Griffon Corp., Term B Loan, 5.49% (Term SOFR +
	250 bps), 1/24/29	758,773
6,234	MI Windows and Doors, Inc., Term B-1 Loan, 7.329% (Term
	SOFR + 350 bps), 12/18/27	6,082
2,000,000	Oscar AcquisitionCo LLC, Term B Loan, 8.153% (Term SOFR +
	450 bps), 4/29/29	1,817,000
1,032,200	Pelican Products, Inc., First Lien Initial Term Loan, 7.924%
	(LIBOR + 425 bps), 12/29/28	934,141
1,637,625	Vector WP HoldCo., Inc. (Vector Canada Acquisition ULC),
Initial Term B Loan, 8.50% (LIBOR +
	500 bps), 10/12/28	1,600,779
	Total Building Production	$ 6,022,225

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Building-Heavy Construction — 1.1%
1,484,998	Aegion Corp., Initial Term Loan, 8.504% (LIBOR +
	475 bps), 5/17/28	$ 1,376,717
2,472,472	Artera Services LLC, First Lien Tranche B Term Loan,
	7.174% (LIBOR + 350 bps), 3/6/25	2,030,518
990,000	Osmose Utilities Services, Inc., First Lien Initial Term
	Loan, 6.882% (LIBOR + 325 bps), 6/23/28	920,081
	Total Building-Heavy Construction	$ 4,327,316
Building-Maintenance & Service — 0.2%
742,500	ArchKey Holdings, Inc., First Lien Initial Term Loan, 9.004%
	(LIBOR + 525 bps), 6/29/28	$ 683,100
	Total Building-Maintenance & Service	$ 683,100
Cable & Satellite Television — 2.1%
1,481,250	Cable One, Inc., Incremental Term B-4 Loan, 5.754% (LIBOR +
	200 bps), 5/3/28	$ 1,466,067
1,313,649	Charter Communications Operating LLC, Term B-2 Loan,
	5.51% (LIBOR + 175 bps), 2/1/27	1,292,031
819,000	DIRECTV Financing LLC, Closing Date Term Loan, 8.754%
	(LIBOR + 500 bps), 8/2/27	780,723
2,979,988	Radiate Holdco LLC, Amendment No. 6 Term Loan, 7.004%
	(LIBOR + 325 bps), 9/25/26	2,739,106
1,045,876	Virgin Media Bristol LLC, N Facility, 5.912% (LIBOR +
	250 bps), 1/31/28	1,027,501
1,015,000	Ziggo Financing Partnership, Term Loan I Facility, 5.912%
	(LIBOR + 250 bps), 4/30/28	990,169
	Total Cable & Satellite Television	$ 8,295,597
Casino Hotels — 0.5%
2,238,750	Century Casinos, Inc., Term B Facility Loan, 9.12% (Term
	SOFR + 600 bps), 4/2/29	$ 2,143,603
	Total Casino Hotels	$ 2,143,603
Casino Services — 0.9%
890,789	Everi Holdings, Inc., Term B Loan, 6.254% (LIBOR +
	250 bps), 8/3/28	$ 872,696
1,732,500	J&J Ventures Gaming LLC, Initial Term Loan, 7.674%
	(LIBOR + 400 bps), 4/26/28	1,643,709
1,546,467	Lucky Bucks LLC, Initial Term Loan, 9.254% (LIBOR +
	550 bps), 7/30/27	1,010,358
	Total Casino Services	$ 3,526,763
Cellular Telecom — 2.3%
3,913,638	Altice France SA, USD TLB-13 Incremental Term Loan,
	6.905% (LIBOR + 400 bps), 8/14/26	$ 3,597,287
1,439,043	CCI Buyer, Inc., First Lien Initial Term Loan, 7.553% (Term
	SOFR + 400 bps), 12/17/27	1,383,579
2,966,231	Gogo Intermediate Holdings LLC, Initial Term Loan, 8.165%
	(LIBOR + 375 bps), 4/30/28	2,921,738
1,360,167	Xplornet Communications, Inc., First Lien Refinancing Term
	Loan, 7.754% (LIBOR + 400 bps), 10/2/28	1,175,553
	Total Cellular Telecom	$ 9,078,157

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 21

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
	Chemicals-Diversified — 1.4%
1,732,500	Geon Performance Solutions LLC (Fka. Echo US Holdings,
	LLC), Initial Term Loan, 8.174% (LIBOR + 450 bps), 8/18/28	$ 1,683,413
1,127,175	Hexion Holdings Corporation, First Lien Initial Term Loan,
	7.413% (Term SOFR + 450 bps), 3/15/29	965,144
351,000	Innophos Holdings, Inc., Initial Term Loan, 7.004% (LIBOR +
	325 bps), 2/5/27	340,909
771,125	LSF11 A5 HoldCo LLC, Term Loan, 7.343% (Term SOFR +
	350 bps), 10/15/28	735,220
1,975,000	Schweitzer-Mauduit International, Inc., Term B Loan, 7.563%
	(Term SOFR + 375 bps), 4/20/28	1,854,031
	Total Chemicals-Diversified	$ 5,578,717
	Chemicals-Specialty — 1.8%
1,871,500	CPC Acquisition Corp., First Lien Initial Term Loan, 7.424%
	(LIBOR + 375 bps), 12/29/27	$ 1,497,200
1,108,230	LSF11 Skyscraper Holdco S.a r.l. USD Facility B3, 7.174%
	(LIBOR + 350 bps), 9/29/27	1,069,442
994,348	Nouryon USA LLC, Initial Dollar Term Loan, 7.165% (LIBOR +
	275 bps), 10/1/25	941,108
1,836,125	Olympus Water US Holding Corporation, Initial Dollar Term
	Loan, 7.438% (LIBOR + 375 bps), 11/9/28	1,678,088
1,492,500	Tronox Finance LLC, First Lien 2022 Incremental Term Loan,
	6.803% (Term SOFR + 325 bps), 4/4/29	1,432,800
433,988	Tronox Finance LLC, First Lien Refinancing Term Loan, 5.924%
	(LIBOR + 225 bps), 3/10/28	410,390
	Total Chemicals-Specialty	$ 7,029,028
	Commercial Services — 1.7%
992,500	AEA International Holdings (Luxembourg) S.a.r.l., First Lien
	Initial Term Loan, 7.438% (LIBOR +
	375 bps), 9/7/28	$ 977,613
1,396,500	Amentum Government Services Holdings LLC, First Lien
	Tranche 3 Term Loan, 7.206% (Term SOFR +
	400 bps), 2/15/29	1,358,096
2,970,000	CoreLogic, Inc. (fka First American Corporation), First Lien
	Initial Term Loan, 7.313% (LIBOR +
	350 bps), 6/2/28	2,188,519
886,545	Indy US Bidco LLC, 2021 Refinancing Dollar Term Loan,
	7.504% (LIBOR + 375 bps), 3/6/28	789,025
920,375	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan,
	6.82% (LIBOR + 375 bps), 12/15/28	893,243
491,250	TruGreen LP, First Lien Second Refinancing Term Loan,
	7.754% (LIBOR + 400 bps), 11/2/27	456,248
	Total Commercial Services	$ 6,662,744
	Computer Data Security — 1.0%
2,178,000	Magenta Buyer LLC, First Lien Initial Term Loan, 9.17%
	(LIBOR + 475 bps), 7/27/28	$ 1,910,515
2,378,481	Vision Solutions, Inc. (Precisely Software Incorporated),
	First Lien Third Amendment Term Loan, 8.358%
	(LIBOR + 400 bps), 4/24/28	2,032,115
	Total Computer Data Security	$ 3,942,630

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Computer Services — 0.6%
888,750	Ahead DB Holdings LLC, First Lien Term B Loan, 7.43%
	(LIBOR + 375 bps), 10/18/27	$ 868,309
493,750	Maximus, Inc., Tranche B Term Loan, 5.813% (LIBOR +
	200 bps), 5/28/28	487,989
990,000	Sitel Group, Initial Dollar Term Loan, 7.51% (LIBOR +
	375 bps), 8/28/28	976,388
	Total Computer Services	$ 2,332,686
Computer Software — 2.1%
1,393,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan,
	7.504% (LIBOR + 375 bps), 10/16/28	$ 1,169,423
2,729,008	Help/Systems Holdings, Inc., Term Loan, 8.194% (Term
	SOFR + 400 bps), 11/19/26	2,485,103
2,693,250	McAfee Corp., Tranche B-1 Term Loan, 6.87% (Term SOFR +
	375 bps), 3/1/29	2,465,447
3,349,000	Rackspace Technology Global, Inc., First Lien 2021 Term B
	Loan, 5.617% (LIBOR + 275 bps), 2/15/28	2,147,777
	Total Computer Software	$ 8,267,750
Computers-Integrated Systems — 0.3%
1,087,293	Atlas CC Acquisition Corp., First Lien Term B Loan, 7.32%
	(LIBOR + 425 bps), 5/25/28	$ 962,254
221,145	Atlas CC Acquisition Corp., First Lien Term C Loan, 7.32%
	(LIBOR + 425 bps), 5/25/28	195,713
	Total Computers-Integrated Systems	$ 1,157,967
Consulting Services — 1.1%
1,919,118	Ankura Consulting Group LLC, First Lien Closing Date Term
	Loan, 8.343% (Term SOFR + 450 bps), 3/17/28	$ 1,779,982
1,206,920	MAG DS Corp., Initial Term Loan, 9.174% (LIBOR +
	550 bps), 4/1/27	1,110,367
1,434,763	Vistra Group Holdings (BVI) II, Ltd., First Lien 2020 Dollar
	Term Loan, 7.504% (LIBOR + 375 bps), 10/27/25	1,396,502
	Total Consulting Services	$ 4,286,851
Consumer Products — 0.3%
1,993,750	Instant Brands Holdings, Inc., Initial Loan, 7.076% (LIBOR +
	500 bps), 4/12/28	$ 1,328,336
	Total Consumer Products	$ 1,328,336
Containers-Paper & Plastic — 1.7%
984,962	Charter Next Generation, Inc., First Lien 2021 Initial Term
	Loan, 7.504% (LIBOR + 375 bps), 12/1/27	$ 956,987
810,563	Pactiv Evergreen Group Holdings, Inc., Tranche B-2 U.S.
	Term Loan, 7.004% (LIBOR + 325 bps), 2/5/26	789,893
977,387	Pregis TopCo LLC, First Lien Initial Term Loan, 7.843% (Term
	SOFR + 400 bps), 7/31/26	934,626
1,237,500	Pregis TopCo LLC, First Lien Third Amendment Refinancing
	Term Loan, 7.754% (LIBOR + 400 bps), 7/31/26	1,182,843
2,166,989	ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan,
	6.734% (LIBOR + 375 bps), 11/3/25	2,068,799

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 23

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
Containers-Paper & Plastic — (continued)
88,900(c)	Trident TPI Holdings, Inc., Tranche B-3 Delayed Draw Term
	Loan, 7.674% (LIBOR + 400 bps), 9/15/28	$ 84,550
997,072	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan,
	7.674% (LIBOR + 400 bps), 9/15/28	948,286
	Total Containers-Paper & Plastic	$ 6,965,984
Cosmetics & Toiletries — 1.0%
2,664,467	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	7.754% (LIBOR + 400 bps), 6/30/24	$ 2,482,950
1,462,725	Sunshine Luxembourg VII S.a r.l. Facility B3, 7.424%
	(LIBOR + 375 bps), 10/1/26	1,394,160
	Total Cosmetics & Toiletries	$ 3,877,110
Data Processing & Management — 0.4%
1,450,000	DTI Holdco, Inc., First Lien Initial Term Loan, 8.844% (Term
	SOFR + 475 bps), 4/26/29	$ 1,345,327
331,667	Dun & Bradstreet Corp., 2022 Incremental Term B-2 Loan,
	6.896% (Term SOFR + 325 bps), 1/18/29	323,859
	Total Data Processing & Management	$ 1,669,186
Diagnostic Equipment — 0.8%
1,100,723	Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term
	Loan, 6.004% (LIBOR + 225 bps), 11/8/27	$ 1,079,397
2,494,744	Curia Global, Inc., First Lien 2021 Term Loan, 8.165%
	(LIBOR + 375 bps), 8/30/26	2,294,052
	Total Diagnostic Equipment	$ 3,373,449
Dialysis Centers — 0.4%
990,000	US Renal Care, Inc., 2021 Incremental Term Loan, 9.313%
	(LIBOR + 550 bps), 6/26/26	$ 621,225
1,455,000	US Renal Care, Inc., Initial Term Loan, 8.813% (LIBOR +
	500 bps), 6/26/26	926,653
	Total Dialysis Centers	$ 1,547,878
Disposable Medical Products — 0.4%
1,741,250	Medline Borrower, LP, Initial Dollar Term Loan, 7.004%
	(LIBOR + 325 bps), 10/23/28	$ 1,602,918
	Total Disposable Medical Products	$ 1,602,918
Distribution & Wholesale — 1.6%
1,393,000	AIP RD Buyer Corp., First Lien Term Loan B, 7.979% (Term
	SOFR + 425 bps), 12/22/28	$ 1,345,986
1,374,422	Core & Main LP, Tranche B Term Loan, 6.096% (LIBOR +
	250 bps), 7/27/28	1,343,926
428,653	Dealer Tire LLC, Term B-1 Loan, 8.004% (LIBOR +
	425 bps), 12/12/25	423,295
2,976,623	Patriot Container Corp. (aka Wastequip), First Lien Closing
Date Term Loan, 7.504% (LIBOR +
	375 bps), 3/20/25	2,564,858
577,507	Pearls Bidco B.V. (Netherlands), Facility B (USD), 7.844%
	(Term SOFR + 375 bps), 2/26/29	529,863
	Total Distribution & Wholesale	$ 6,207,928

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
E-Commerce — 1.4%
443,250	CNT Holdings I Corp., First Lien Initial Term Loan, 7.239%
	(Term SOFR + 350 bps), 11/8/27	$ 432,585
2,920,618	Olaplex, Inc., Initial Term Loan, 7.198% (Term SOFR +
	350 bps), 2/23/29	2,719,825
2,500,000	TA TT Buyer LLC, First Lien Initial Term Loan, 8.981% (Term
	SOFR + 500 bps), 4/2/29	2,400,000
	Total E-Commerce	$ 5,552,410
Electric-Generation — 0.6%
945,064	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan,
	7.424% (LIBOR + 375 bps), 10/2/25	$ 813,740
701,689	Hamilton Projects Acquiror LLC, Term Loan, 8.174%
	(LIBOR + 450 bps), 6/17/27	691,865
911,747	Vistra Operations Company LLC (fka Tex Operations
Company LLC), 2018 Incremental Term Loan, 5.162%
	(LIBOR + 175 bps), 12/31/25	905,738
	Total Electric-Generation	$ 2,411,343
Electric-Integrated — 0.2%
922,474	Constellation Renewables, LLC, Loan, 5.57% (LIBOR +
	250 bps), 12/15/27	$ 915,340
	Total Electric-Integrated	$ 915,340
Electronic Composition — 0.8%
661,016	Compass Power Generation, L.L.C., Tranche B-2 Term Loan,
	8.093% (Term SOFR + 425 bps), 4/14/29	$ 642,425
2,089,885	Energy Acquisition LP, First Lien Initial Term Loan, 8.004%
	(LIBOR + 425 bps), 6/26/25	1,908,761
670,140	Natel Engineering Co., Inc., Initial Term Loan, 10.42%
	(LIBOR + 625 bps), 4/30/26	623,230
	Total Electronic Composition	$ 3,174,416
Electronics-Military — 0.4%
1,500,000	Cobham Ultra US Co.-Borrower LLC, Term Loan, 7.063%
	(LIBOR + 375 bps), 8/6/29	$ 1,453,125
	Total Electronics-Military	$ 1,453,125
Energy-Alternate Sources — 0.2%
997,500	TerraForm Power Operating, LLC, Term Loan, 6.403%
	(Term SOFR + 275 bps), 5/21/29	$ 994,383
	Total Energy-Alternate Sources	$ 994,383
Engines — 0.0%†
200,000	Arcline FM Holdings LLC, Second Lien Term Loan, 11.892%
	(LIBOR + 825 bps), 6/25/29	$ 188,000
	Total Engines	$ 188,000
Enterprise Software & Services — 0.8%
1,520,386	First Advantage Holdings LLC, First Lien Term B-1 Loan,
	6.504% (LIBOR + 275 bps), 1/31/27	$ 1,503,756
1,980,000	Skopima Consilio Parent LLC, First Lien Initial Term Loan,
	7.754% (LIBOR + 400 bps), 5/12/28	1,851,300
	Total Enterprise Software & Services	$ 3,355,056

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 25

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
Entertainment Software — 0.1%
492,500	Playtika Holding Corp., Term B-1 Loan, 6.504% (LIBOR +
	300 bps), 3/13/28	$ 480,187
	Total Entertainment Software	$ 480,187
Finance-Credit Card — 1.2%
1,819,250	Blackhawk Network Holdings, Inc., First Lien Term Loan,
	7.077% (Term SOFR + 300 bps), 6/15/25	$ 1,744,773
987,510	FleetCor Technologies Operating Company LLC, Term B-4
	Loan, 5.504% (LIBOR + 175 bps), 4/28/28	972,821
2,473,712	Paysafe Group Holdings II, Ltd., Facility B1, 6.504% (LIBOR
	+ 275 bps), 6/28/28	2,241,802
	Total Finance-Credit Card	$ 4,959,396
Finance-Investment Banker — 0.2%
492,500	Citadel Securities LP, 2021 Term Loan, 6.343% (Term
	SOFR + 250 bps), 2/2/28	$ 488,857
496,222	Hudson River Trading LLC, Term Loan, 6.164% (Term
	SOFR + 300 bps), 3/20/28	457,222
	Total Finance-Investment Banker	$ 946,079
Finance-Leasing Company — 0.3%
1,232,478	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 4.989%
	(LIBOR + 150 bps), 2/12/27	$ 1,203,207
	Total Finance-Leasing Company	$ 1,203,207
Finance-Special Purpose Banks — 0.3%
1,019,526	Bank of Industry, Ltd., Facility, 9.27% (LIBOR +
	600 bps), 12/11/23	$ 1,014,173
	Total Finance-Special Purpose Banks	$ 1,014,173
Food-Dairy Products — 0.2%
1,029,000	Chobani LLC., 2020 New Term Loan, 7.254% (LIBOR +
	350 bps), 10/25/27	$ 946,359
	Total Food-Dairy Products	$ 946,359
Footwear & Related Apparel — 0.6%
2,468,750	Crocs, Inc., Term Loan, 7.481% (Term SOFR +
	350 bps), 2/20/29	$ 2,382,344
	Total Footwear & Related Apparel	$ 2,382,344
Gambling (Non-Hotel) — 0.9%
1,250,000	Flutter Entertainment plc, Third Amendment 2028-B Term
	Loan, 6.781% (Term SOFR + 325 bps), 7/22/28	$ 1,236,094
2,319,187	Scientific Games International, Inc., Initial Term B Loan,
	6.402% (Term SOFR + 300 bps), 4/14/29	2,295,126
	Total Gambling (Non-Hotel)	$ 3,531,220
Hotels & Motels — 0.6%
2,482,462	Hilton Grand Vacations Borrower LLC, Initial Term Loan,
	6.754% (LIBOR + 300 bps), 8/2/28	$ 2,445,891
	Total Hotels & Motels	$ 2,445,891

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Human Resources — 0.4%
1,477,500	Ingenovis Health, Inc. (fka CCRR Parent, Inc.), First Lien
	Initial Term Loan, 7.51% (LIBOR + 375 bps), 3/6/28	$ 1,435,022
	Total Human Resources	$ 1,435,022
Independent Power Producer — 0.3%
689,952	Calpine Construction Finance Company, L.P., Term B Loan,
	5.754% (LIBOR + 200 bps), 1/15/25	$ 681,845
576,321	EFS Cogen Holdings I LLC, Term B Advance, 7.26%
	(LIBOR + 350 bps), 10/1/27	553,808
	Total Independent Power Producer	$ 1,235,653
Internet Security — 0.1%
500,000	NortonLifeLock, Inc., Term Loan B, 5.829% (Term SOFR +
	200 bps), 9/12/29	$ 489,107
	Total Internet Security	$ 489,107
Investment Management & Advisory Services — 1.5%
882,661	Allspring Buyer LLC, Initial Term Loan, 6.688% (LIBOR +
	300 bps), 11/1/28	$ 872,731
1,333,125	Edelman Financial Engines Center LLC, First Lien 2021
Initial Term Loan, 7.254% (LIBOR +
	350 bps), 4/7/28	1,245,847
2,985,000	LHS Borrower LLC, Initial Term Loan, 8.578% (Term SOFR +
	475 bps), 2/16/29	2,367,478
1,487,415	Russell Investments US Institutional Holdco, Inc., 2025 Term
	Loan, 7.254% (LIBOR + 350 bps), 5/30/25	1,376,323
	Total Investment Management & Advisory Services	$ 5,862,379
Lasers-System & Components — 0.3%
1,250,000	Coherent Corp., Initial Term B Loan, 5.878% (LIBOR +
	275 bps), 7/2/29	$ 1,216,875
	Total Lasers-System & Components	$ 1,216,875
Lottery Services — 0.3%
1,300,000	Scientific Games Corp., First Lien Initial Dollar Term Loan,
	7.097% (Term SOFR + 350 bps), 4/4/29	$ 1,227,326
	Total Lottery Services	$ 1,227,326
Machinery — 1.1%
995,000	Eagle Parent Corp., Initial Term Loan, 7.803% (Term SOFR +
	425 bps), 4/2/29	$ 980,386
1,824,167	East West Manufacturing LLC, Initial Term Loan, 9.479%
	(Term SOFR + 575 bps), 12/22/28	1,742,079
1,985,000	Engineered Components & Systems LLC, First Lien Initial
	Term Loan, 9.317% (LIBOR + 600 bps), 8/2/28	1,707,100
	Total Machinery	$ 4,429,565
Machinery-Pumps — 0.4%
1,496,437	Circor International, Inc., Initial Term Loan, 9.076%
	(LIBOR + 550 bps), 12/20/28	$ 1,414,133
	Total Machinery-Pumps	$ 1,414,133

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 27

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
	Medical Diagnostic Imaging — 0.4%
1,729,431	US Radiology Specialists, Inc. (US Outpatient Imaging
	Services, Inc.), Closing Date Term Loan, 8.924%
	(LIBOR + 525 bps), 12/15/27	$ 1,556,125
	Total Medical Diagnostic Imaging	$ 1,556,125
	Medical Information Systems — 0.8%
1,919,103	athenahealth, Inc., Initial Term Loan, 6.967% (Term SOFR +
	350 bps), 2/15/29	$ 1,752,982
493,750	Azalea TopCo, Inc., First Lien 2021 Term Loan, 7.504%
	(LIBOR + 375 bps), 7/24/26	462,582
970,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 7.254%
	(LIBOR + 350 bps), 7/24/26	908,970
	Total Medical Information Systems	$ 3,124,534
	Medical Labs & Testing Services — 2.3%
750,000	Charlotte Buyer, Inc., First Lien Initial Term Loan B, 7.98%
	(Term SOFR + 525 bps), 2/11/28	$ 712,187
112,999	Envision Healthcare Corporation, First Out Term Loan,
	11.603% (Term SOFR + 788 bps), 3/31/27	104,948
394,164	Envision Healthcare Corporation, Second Out Term Loan,
	6.825% (Term SOFR + 425 bps), 3/31/27	172,775
965,143	Envision Healthcare Corporation, Third Out Term Loan,
	6.325% (Term SOFR + 375 bps), 3/31/27	266,218
994,911	eResearchTechnology, Inc., First Lien Initial Term Loan,
	8.254% (LIBOR + 450 bps), 2/4/27	928,998
1,712,006	FC Compassus LLC, Term B-1 Loan, 7.127% (LIBOR +
	425 bps), 12/31/26	1,560,780
798,587	Icon Public Limited Company, Lux Term Loan, 5.938%
	(LIBOR + 225 bps), 7/3/28	791,932
650,999	Loire UK Midco 3, Ltd., Facility B, 6.754% (LIBOR +
	300 bps), 4/21/27	607,057
1,229,403	Phoenix Guarantor Inc., First Lien Tranche B-3 Term Loan,
	7.254% (LIBOR + 350 bps), 3/5/26	1,182,532
493,750	Sound Inpatient Physicians Holdings LLC, First Lien 2021
	Incremental Term Loan, 6.754% (LIBOR +
	300 bps), 6/27/25	392,531
979,540	Sound Inpatient Physicians, Inc., First Lien Initial Term
	Loan, 6.504% (LIBOR + 275 bps), 6/27/25	777,755
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term
	Loan, 10.504% (LIBOR + 675 bps), 6/26/26	397,500
1,485,000	U.S. Anesthesia Partners, Inc., First Lien Initial Term
	Loan, 7.378% (LIBOR + 425 bps), 10/1/28	1,407,833
	Total Medical Labs & Testing Services	$ 9,303,046
	Medical Products — 0.4%
1,393,952	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	7.504% (LIBOR + 375 bps), 11/13/25	$ 1,226,678
298,815	NMN Holdings III Corp., First Lien Delayed Draw Term Loan,
	7.504% (LIBOR + 375 bps), 11/13/25	262,957
	Total Medical Products	$ 1,489,635

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Medical-Biomedical & Generation — 0.6%
2,580,500	ANI Pharmaceuticals, Inc., Initial Term Loan, 9.754%
	(LIBOR + 600 bps), 11/19/27	$ 2,452,551
	Total Medical-Biomedical & Generation	$ 2,452,551
Medical-Drugs — 1.9%
1,481,250	Bausch Health Cos., Inc., Second Amendment Term Loan,
	8.624% (Term SOFR + 525 bps), 2/1/27	$ 1,113,583
2,787,173(d)	Endo Luxembourg Finance Company I S.a r.l., 2021 Term
	Loan, 12.25% (LIBOR + 400 bps), 3/27/28	2,306,966
198,968	Icon Public Limited Company, U.S. Term Loan, 5.938%
	(LIBOR + 225 bps), 7/3/28	197,310
1,113,407	Jazz Pharmaceuticals Public Limited Company, Initial Dollar
	Term Loan, 7.254% (LIBOR + 350 bps), 5/5/28	1,102,360
1,861,667	Organon & Co., Dollar Term Loan, 6.188% (LIBOR +
	300 bps), 6/2/28	1,821,109
1,176,471	Padagis LLC, Term B Loan, 8.491% (LIBOR +
	475 bps), 7/6/28	1,002,941
	Total Medical-Drugs	$ 7,544,269
Medical-Generic Drugs — 0.2%
748,125	Perrigo Company PLC, Initial Term B Loan, 6.329% (Term
	SOFR + 250 bps), 4/20/29	$ 740,644
	Total Medical-Generic Drugs	$ 740,644
Medical-HMO — 0.3%
1,481,250	One Call Corp., First Lien Term B Loan, 9.875% (LIBOR +
	550 bps), 4/22/27	$ 1,113,407
	Total Medical-HMO	$ 1,113,407
Medical-Hospitals — 1.1%
2,487,500	EyeCare Partners LLC, First Lien Amendment No. 1 Term
	Loan, 7.424% (LIBOR + 375 bps), 11/15/28	$ 2,259,478
1,940,097	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
Holdings, Inc.), First Lien Term B Loan, 8.165%
	(LIBOR + 375 bps), 11/16/25	1,719,759
760,008	Quorum Health Corp., Exit Term Loan, 12.034% (LIBOR +
	825 bps), 4/29/25	519,338
	Total Medical-Hospitals	$ 4,498,575
Medical-Outpatient & Home Medicine — 0.2%
857,750	Medical Solutions Holdings, Inc., First Lien Initial Term
	Loan, 6.377% (LIBOR + 350 bps), 11/1/28	$ 828,801
	Total Medical-Outpatient & Home Medicine	$ 828,801
Medical-Wholesale Drug Distribution — 1.0%
1,474,981	Gainwell Acquisition Corp., First Lien Term B Loan, 7.674%
	(LIBOR + 400 bps), 10/1/27	$ 1,407,378
1,990,000	Owens & Minor, Inc., Term B-1 Loan, 7.579% (Term SOFR +
	375 bps), 3/29/29	1,955,175
494,975	Packaging Coordinators Midco, Inc., First Lien Term B Loan,
	7.424% (LIBOR + 375 bps), 11/30/27	479,693
	Total Medical-Wholesale Drug Distribution	$ 3,842,246

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 29

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
Metal Processors & Fabrication — 0.8%
1,980,000	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial
	Term Loan, 7.702% (LIBOR + 400 bps), 10/12/28	$ 1,707,750
1,595,917	WireCo WorldGroup, Inc., Initial Term Loan, 7.188%
	(LIBOR + 425 bps), 11/13/28	1,562,669
	Total Metal Processors & Fabrication	$ 3,270,419
Metal-Iron — 0.2%
663,583	TMS International Corp., Term B-2 Loan, 6.504% (LIBOR +
	275 bps), 8/14/24	$ 633,722
	Total Metal-Iron	$ 633,722
Municipal-Education — 0.2%
992,500	Lakeshore Intermediate LLC, First Lien Initial Term Loan,
	6.686% (LIBOR + 350 bps), 9/29/28	$ 959,003
	Total Municipal-Education	$ 959,003
Networking Products — 0.5%
2,962,386	GoTo Group, Inc., First Lien Initial Term Loan, 8.322%
	(LIBOR + 475 bps), 8/31/27	$ 1,910,739
	Total Networking Products	$ 1,910,739
Non-hazardous Waste Disposal — 0.6%
1,152,997	GFL Environmental Inc., 2020 Refinancing Term Loan,
	7.414% (LIBOR + 300 bps), 5/30/25	$ 1,148,880
509,938	MIP V Waste LLC, Initial Term Loan, 7.004% (LIBOR +
	325 bps), 12/8/28	499,739
740,625	WIN Waste Innovations Holdings Inc., Initial Term Loan,
	6.424% (LIBOR + 275 bps), 3/24/28	732,293
	Total Non-hazardous Waste Disposal	$ 2,380,912
Office Automation & Equipment — 0.2%
689,500	Pitney Bowes, Inc., Refinancing Tranche B Term Loan,
	7.76% (LIBOR + 400 bps), 3/17/28	$ 623,997
	Total Office Automation & Equipment	$ 623,997
Oil Comp-Explor & Production — 0.3%
1,240,625	Southwestern Energy Company, Initial Loan, 6.203%
	(Term SOFR + 250 bps), 6/22/27	$ 1,225,893
	Total Oil Comp-Explor & Production	$ 1,225,893
Oil Refining&Marketing — 0.0%†
2,469	Delek US Holdings, Inc., Initial Loan, 6.004% (LIBOR +
	225 bps), 3/31/25	$ 2,409
	Total Oil Refining&Marketing	$ 2,409
Oil-Field Services — 1.1%
4,180,878	ProFrac Holdings II LLC, Term Loan, 11.105% (Term
	SOFR + 725 bps), 3/4/25	$ 4,327,209
	Total Oil-Field Services	$ 4,327,209

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Pastoral & Agricultural — 0.3%
1,339,875	Alltech, Inc., Term B Loan, 7.754% (LIBOR +
	400 bps), 10/13/28	$ 1,287,955
	Total Pastoral & Agricultural	$ 1,287,955
Pharmacy Services — 0.2%
645,125	Option Care Health, Inc., First Lien 2021 Refinancing Term
	Loan, 6.504% (LIBOR + 275 bps), 10/27/28	$ 634,238
	Total Pharmacy Services	$ 634,238
Physical Practice Management — 0.5%
2,533,081	Team Health Holdings, Inc., Extended Term Loan, 8.979%
	(Term SOFR + 525 bps), 3/2/27	$ 2,119,345
	Total Physical Practice Management	$ 2,119,345
Physical Therapy & Rehabilitation Centers — 1.0%
2,056,333	Summit Behavioral Healthcare LLC, First Lien Initial Term
	Loan, 7.73% (LIBOR + 475 bps), 11/24/28	$ 1,922,672
2,450,235	Upstream Newco, Inc., First Lien August 2021 Incremental
Term Loan, 8.065% (Term SOFR +
	425 bps), 11/20/26	2,219,503
	Total Physical Therapy & Rehabilitation Centers	$ 4,142,175
Pipelines — 2.2%
1,883,423	Centurion Pipeline Company LLC, Initial Term Loan, 7.004%
	(LIBOR + 325 bps), 9/29/25	$ 1,864,589
199,664	DT Midstream, Inc., Initial Term Loan, 5.813% (Term SOFR +
	200 bps), 6/26/28	200,149
247,500	ITT Holdings LLC, Initial Term Loan, 6.504% (LIBOR +
	275 bps), 7/10/28	241,622
1,320,000	Northriver Midstream Finance LP, Initial Term B Loan,
	6.993% (LIBOR + 325 bps), 10/1/25	1,302,911
1,488,719	Oryx Midstream Services Permian Basin LLC, Initial Term
	Loan, 6.211% (LIBOR + 325 bps), 10/5/28	1,469,800
1,488,750	TransMontaigne Operating Co. LP, Tranche B Term Loan,
	6.989% (LIBOR + 350 bps), 11/17/28	1,441,917
2,246,653	Traverse Midstream Partners LLC, Advance, 7.977%
	(Term SOFR + 425 bps), 9/27/24	2,226,294
	Total Pipelines	$ 8,747,282
Printing-Commercial — 0.2%
740,625	Cimpress plc, Tranche B-1 Term Loan, 7.254% (LIBOR +
	350 bps), 5/17/28	$ 613,793
	Total Printing-Commercial	$ 613,793
Property & Casualty Insurance — 1.1%
1,989,899	Asurion LLC, New B-9 Term Loan, 7.004% (LIBOR +
	325 bps), 7/31/27	$ 1,757,744
750,000	Asurion LLC, Second Lien New B-4 Term Loan, 9.004%
	(LIBOR + 525 bps), 1/20/29	528,750
1,959,808	Sedgwick Claims Management Services, Inc. (Lightning
Cayman Merger Sub, Ltd.), 2019 Term Loan, 7.504%
	(LIBOR + 375 bps), 9/3/26	1,914,487
	Total Property & Casualty Insurance	$ 4,200,981

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 31

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
Protection-Safety — 0.9%
990,000	APX Group, Inc., Initial Term Loan, 6.73% (LIBOR +
	325 bps), 7/10/28	$ 913,172
2,573,331	Prime Security Services Borrower LLC, First Lien 2021
Refinancing Term B-1 Loan, 6.505% (LIBOR +
	275 bps), 9/23/26	2,539,396
	Total Protection-Safety	$ 3,452,568
Publishing — 1.1%
643,500	Cengage Learning, Inc., First Lien Term B Loan, 7.814%
	(LIBOR + 475 bps), 7/14/26	$ 568,894
2,000,000	Houghton Mifflin Harcourt Company, First Lien Term B
	Loan, 9.079% (Term SOFR + 525 bps), 4/9/29	1,847,500
2,227,500	McGraw-Hill Education, Inc., Initial Term Loan, 7.819%
	(LIBOR + 475 bps), 7/28/28	2,069,347
	Total Publishing	$ 4,485,741
Publishing-Periodicals — 0.2%
870,625	MJH Healthcare Holdings LLC, Initial Term B Loan, 7.329%
	(Term SOFR + 350 bps), 1/28/29	$ 827,094
	Total Publishing-Periodicals	$ 827,094
Recreational Centers — 0.3%
1,487,659	Fitness International LLC, Term B Loan, 7.494% (Term
	SOFR + 325 bps), 4/18/25	$ 1,353,769
	Total Recreational Centers	$ 1,353,769
Recycling — 0.7%
1,113,173	Harsco Corporation, Term B-3 Loan, 6.063% (LIBOR +
	225 bps), 3/10/28	$ 977,087
1,780,477	LTR Intermediate Holdings, Inc., Initial Term Loan, 8.174%
	(LIBOR + 450 bps), 5/5/28	1,624,686
	Total Recycling	$ 2,601,773
Rental Auto & Equipment — 1.2%
696,500	Avis Budget Car Rental LLC, Tranche C Term Loan, 7.329%
	(Term SOFR + 350 bps), 3/16/29	$ 691,059
1,606,562	Fly Funding II S.a r.l., Replacement Loan, 4.62% (LIBOR +
	175 bps), 8/11/25	1,350,517
1,661,813	Hertz Corp., Initial Term B Loan, 7.01% (LIBOR +
	325 bps), 6/30/28	1,605,985
317,152	Hertz Corp., Initial Term C Loan, 7.01% (LIBOR +
	325 bps), 6/30/28	306,498
992,500	PECF USS Intermediate Holding III Corp., Initial Term Loan,
	8.004% (LIBOR + 425 bps), 12/15/28	771,580
	Total Rental Auto & Equipment	$ 4,725,639
Retail — 3.9%
985,000	Belron Group SA, Dollar Third Incremental Loan, 5.375%
	(LIBOR + 250 bps), 4/13/28	$ 970,994
592,500	Foundation Building Materials, Inc., First Lien Initial Term
	Loan, 7.665% (LIBOR + 325 bps), 1/31/28	541,397

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Retail — (continued)
1,262,609	Great Outdoors Group LLC, Term B-2 Loan, 7.504% (LIBOR +
	375 bps), 3/6/28	$ 1,192,639
784,000	Harbor Freight Tools USA, Inc., 2021 Initial Term Loan,
	6.504% (LIBOR + 275 bps), 10/19/27	736,851
902,917	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 8.254% (LIBOR + 450 bps), 11/9/27	826,169
1,481,250	Michaels Cos, Inc., The Term B Loan, 7.924% (LIBOR +
	425 bps), 4/15/28	1,154,846
1,132,750	Petco Health & Wellness Co., Inc., First Lien Initial Term
	Loan, 6.924% (LIBOR + 325 bps), 3/3/28	1,090,507
1,678,750	PetSmart LLC, Initial Term Loan, 7.50%
	(LIBOR + 375 bps), 2/11/28	1,619,645
891,000	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	5.829% (Term SOFR + 200 bps), 8/4/28	870,396
1,948,053	RVR Dealership Holdings LLC, Term Loan, 7.317%
	(Term SOFR + 375 bps), 2/8/28	1,719,157
1,283,750	SRS Distribution, Inc., 2021 Refinancing Term Loan,
	7.254% (LIBOR + 350 bps), 6/2/28	1,195,759
2,918,551	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	7.282% (LIBOR + 450 bps), 9/12/24	2,833,426
950,000	Torrid LLC, Closing Date Term Loan, 8.871% (LIBOR +
	550 bps), 6/14/28	864,500
	Total Retail	$ 15,616,286
Retail — 0.5%
1,985,000	White Cap Supply Holdings LLC, Initial Closing Date
	Term Loan, 7.479% (Term SOFR + 375 bps), 10/19/27	$ 1,884,865
	Total Retail	$ 1,884,865
Schools — 0.4%
1,459,584	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
	7.504% (LIBOR + 375 bps), 2/21/25	$ 1,401,809
	Total Schools	$ 1,401,809
Security Services — 1.4%
1,968,807	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC),
Initial U.S. Dollar Term Loan, 7.504% (LIBOR +
	375 bps), 5/12/28	$ 1,792,333
4,145,713	Garda World Security Corp., Term B-2 Loan, 7.24%
	(LIBOR + 425 bps), 10/30/26	3,962,609
	Total Security Services	$ 5,754,942
Shipbuilding — 0.5%
1,874,133	MHI Holdings LLC, Initial Term Loan, 8.754% (LIBOR +
	500 bps), 9/21/26	$ 1,841,336
	Total Shipbuilding	$ 1,841,336

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 33

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
Soap & Cleaning Preparation — 0.3%
1,985,000	Knight Health Holdings LLC, Term B Loan, 9.004% (LIBOR +
	525 bps), 12/23/28	$ 1,369,650
	Total Soap & Cleaning Preparation	$ 1,369,650
Steel Pipe & Tube — 0.2%
699,375	Atkore International, Inc., Initial Term Loan, 6.25% (LIBOR +
	200 bps), 5/26/28	$ 696,752
	Total Steel Pipe & Tube	$ 696,752
Steel Producers — 0.2%
212,851	Phoenix Services International LLC, Initial Term Loan,
	6.673% (Term SOFR + 1200 bps), 3/28/23	$ 212,851
2,169,624(d)	Phoenix Services International LLC, Term B Loan, 6.673%
	(LIBOR + 375 bps), 3/1/25	485,454
	Total Steel Producers	$ 698,305
Telecom Services — 0.3%
1,400,000	Patagonia Holdco LLC, Amendment No.1 Term Loan,
	8.386% (Term SOFR + 575 bps), 8/1/29	$ 1,150,334
	Total Telecom Services	$ 1,150,334
Telecommunication Equipment — 0.4%
1,701,754	Commscope, Inc., Initial Term Loan, 7.004% (LIBOR +
	325 bps), 4/6/26	$ 1,630,281
	Total Telecommunication Equipment	$ 1,630,281
Telephone-Integrated — 0.9%
2,304,703	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 5.504%
	(LIBOR + 175 bps), 3/1/27	$ 2,194,818
1,316,359	Lumen Technologies Inc., Term B Loan, 6.004% (LIBOR +
	225 bps), 3/15/27	1,229,150
	Total Telephone-Integrated	$ 3,423,968
Textile-Home Furnishings — 0.3%
1,990,000	Runner Buyer, Inc., Initial Term Loan, 8.57% (LIBOR +
	550 bps), 10/20/28	$ 1,383,050
	Total Textile-Home Furnishings	$ 1,383,050
Theaters — 0.5%
2,961,728	AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
	Inc.), Term B-1 Loan, 6.314% (LIBOR + 300 bps), 4/22/26	$ 2,116,812
	Total Theaters	$ 2,116,812
Therapeutics — 0.1%
492,500	Horizon Therapeutics USA, Inc., Incremental Term B-2 Loan,
	5.375% (LIBOR + 175 bps), 3/15/28	$ 483,728
	Total Therapeutics	$ 483,728
Transactional Software — 0.6%
2,764,581	Polaris Newco LLC, First Lien Dollar Term Loan, 7.674%
	(LIBOR + 400 bps), 6/2/28	$ 2,536,119
	Total Transactional Software	$ 2,536,119

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Transportation — Trucks — 0.4%
1,732,500	Carriage Purchaser, Inc., Term B Loan, 8.004% (LIBOR +
	425 bps), 9/30/28	$ 1,592,817
	Total Transportation - Trucks	$ 1,592,817
Transportation Services — 1.2%
2,524,500	AIT Worldwide Logistics Holdings, Inc., First Lien Initial
	Term Loan, 8.491% (LIBOR + 475 bps), 4/6/28	$ 2,268,894
1,631,057	First Student Bidco, Inc., Initial Term B Loan, 6.642%
	(LIBOR + 300 bps), 7/21/28	1,537,679
606,618	First Student Bidco, Inc., Initial Term C Loan, 6.642%
	(LIBOR + 300 bps), 7/21/28	571,889
643,500	LaserShip, Inc., First Lien Initial Term Loan, 7.377% (LIBOR +
	450 bps), 5/7/28	533,462
	Total Transportation Services	$ 4,911,924
Transport-Equipment & Leasing — 0.3%
1,485,025	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan,
	7.162% (LIBOR + 375 bps), 9/11/23	$ 1,382,001
	Total Transport-Equipment & Leasing	$ 1,382,001
Transport-Rail — 0.1%
487,500	Genesee & Wyoming, Inc., Initial Term Loan, 5.674% (LIBOR +
	200 bps), 12/30/26	$ 481,787
	Total Transport-Rail	$ 481,787
Veterinary Diagnostics — 0.5%
850,000	CVET Midco 2, L.P., First Lien Initial Term Loan, 8.784%
	(Term SOFR + 500 bps), 10/13/29	$ 800,594
921,981	Elanco Animal Health Incorporated, Term Loan, 4.878%
	(LIBOR + 175 bps), 8/1/27	890,864
493,719	Southern Veterinary Partners LLC, First Lien Initial Term
	Loan, 7.754% (LIBOR + 400 bps), 10/5/27	469,650
	Total Veterinary Diagnostics	$ 2,161,108
Web Hosting/Design — 0.3%
1,483,725	Endurance International Group Holdings, Inc., Initial Term
	Loan, 6.698% (LIBOR + 350 bps), 2/10/28	$ 1,271,367
	Total Web Hosting/Design	$ 1,271,367
Wireless Equipment — 0.2%
942,638	Maxar Technologies Inc., Initial Term Loan, 8.079% (Term
	SOFR + 425 bps), 6/14/29	$ 905,717
	Total Wireless Equipment	$ 905,717
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $385,573,608)	$353,351,967

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 35

Schedule of Investments | 10/31/22 (continued)

Shares		Value
COMMON STOCKS — 0.1% of Net Assets
Airlines — 0.1%
33,954(e)	Grupo Aeromexico SAB de CV	$ 310,081
	Total Airlines	$ 310,081
Oil, Gas & Consumable Fuels — 0.0%†
6,293(e)	Summit Midstream Partners LP	$ 120,511
	Total Oil, Gas & Consumable Fuels	$ 120,511
TOTAL COMMON STOCKS
	(Cost $626,426)	$ 430,592

Principal
Amount USD ($)
ASSET BACKED SECURITIES — 0.8% of Net Assets
1,000,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 10.624%
	(3 Month Term SOFR + 676 bps), 4/15/35 (144A)	$ 819,435
1,000,000(a)	AB BSL CLO 1, Ltd., Series 2020-1A, Class ER, 10.724%
	(3 Month Term SOFR + 686 bps), 1/15/35 (144A)	800,205
1,000,000(a)	AGL CLO 17, Ltd., Series 2022-17A, Class E, 10.338%
	(3 Month Term SOFR + 635 bps), 1/21/35 (144A)	813,524
1,000,000(a)	Crown Point CLO 11, Ltd., Series 2021-11A, Class E,
10.889% (3 Month USD LIBOR + 681 bps),
	1/17/34 (144A)	836,097
TOTAL ASSET BACKED SECURITIES
	(Cost $3,885,804)	$ 3,269,261
COMMERCIAL MORTGAGE-BACKED
SECURITIES — 0.3% of Net Assets
600,000(a)	BX Trust, Series 2022-PSB, Class F, 10.709% (1 Month
	Term SOFR + 733 bps), 8/15/39 (144A)	$ 595,686
273,402(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 9.393%
	(1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	266,298
263,592(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 12.143%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	255,254
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,148,036)	$ 1,117,238
CORPORATE BONDS — 4.6% of Net Assets
Advertising — 0.1%
265,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 208,303
	Total Advertising	$ 208,303
Airlines — 0.7%
160,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 150,407
3,090,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	2,541,525
	Total Airlines	$ 2,691,932

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Principal
Amount USD ($)		Value
Chemicals — 0.2%
500,000	Olin Corp., 5.625%, 8/1/29	$ 469,900
376,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	322,420
	Total Chemicals	$ 792,320
Commercial Services — 0.1%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	9.75%, 7/15/27 (144A)	$ 434,705
	Total Commercial Services	$ 434,705
Diversified Financial Services — 0.3%
1,016,015(f)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
	10/31/26 (144A)	$ 811,924
440,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (144A)	356,888
	Total Diversified Financial Services	$ 1,168,812
Entertainment — 0.5%
520,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	$ 438,636
2,000,000	SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29 (144A)	1,720,287
	Total Entertainment	$ 2,158,923
Healthcare-Services — 0.1%
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 130,045
490,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	444,268
	Total Healthcare-Services	$ 574,313
Housewares — 0.0%†
70,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 66,545
	Total Housewares	$ 66,545
Iron & Steel — 0.4%
625,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 577,378
960,000	Carpenter Technology Corp., 7.625%, 3/15/30	938,151
260,000	TMS International Corp., 6.25%, 4/15/29 (144A)	182,344
	Total Iron & Steel	$ 1,697,873
Leisure Time — 0.1%
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 395,123
	Total Leisure Time	$ 395,123
Lodging — 0.2%
1,000,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	$ 861,500
	Total Lodging	$ 861,500
Media — 0.3%
1,500,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	$ 1,155,120
	Total Media	$ 1,155,120
Mining — 0.1%
390,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	$ 322,725
	Total Mining	$ 322,725

Pioneer Floating Rate Fund | Annual Report | 10/31/22 37

Schedule of Investments | 10/31/22 (continued)

Principal
Amount USD ($)		Value
	Pharmaceuticals — 0.3%
1,000,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%,
	4/15/24	$ 988,965
	Total Pharmaceuticals	$ 988,965
	REITs — 0.2%
750,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	$ 742,504
	Total REITs	$ 742,504
	Retail — 0.5%
205,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	$ 177,726
221,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	181,051
95,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	84,988
295,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	244,107
205,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	177,047
442,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	279,565
1,000,000	White Cap Buyer LLC, 6.875%, 10/15/28 (144A)	847,500
	Total Retail	$ 1,991,984
	Telecommunications — 0.5%
1,000,000	Altice France SA, 5.50%, 10/15/29 (144A)	$ 762,500
1,584,000	Windstream Escrow LLC/Windstream Escrow Finance Corp.,
	7.75%, 8/15/28 (144A)	1,370,635
	Total Telecommunications	$ 2,133,135
	TOTAL CORPORATE BONDS
	(Cost $21,053,305)	$ 18,384,782

Shares
RIGHT/WARRANT — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
17,500(e)^	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
TOTAL RIGHT/WARRANT
	(Cost $—)	$ —
INSURANCE-LINKED SECURITIES — 0.8% of
Net Assets#
Event Linked Bonds — 0.6%
Earthquakes – California — 0.0%†
250,000(a)	Sutter Re, 9.046%, (3 Month U.S. Treasury Bill +
	500 bps), 5/23/23 (144A)	$ 240,000
Multiperil – U.S. — 0.3%
250,000(a)	Matterhorn Re, 8.366%, (SOFR + 532 bps), 3/24/25 (144A)	$ 241,875
250,000(a)	Matterhorn Re, 10.801%, (SOFR + 775 bps), 3/24/25 (144A)	237,500
250,000(a)	Residential Reinsurance 2021, 9.226%, (3 Month U.S. Treasury
	Bill + 518 bps), 12/6/25 (144A)	227,500
250,000(a)	Sanders Re II, 7.136%, (3 Month U.S. Treasury Bill +
	309 bps), 4/7/25 (144A)	239,500
250,000(a)	Sanders Re III, 7.546%, (3 Month U.S. Treasury Bill +
	350 bps), 4/7/26 (144A)	240,000
$ 1,186,375

38 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Shares		Value
Multiperil – U.S. & Canada — 0.1%
250,000(a)	Vista Re, 10.406%, (3 Month U.S. Treasury Bill +
	636 bps), 5/21/24 (144A)	$ 241,250
Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 8.296%, (3 Month USD LIBOR + 425 bps),
	6/1/26 (144A)	$ 241,875
Windstorm – Florida — 0.0%†
250,000(a)	Integrity Re, 11.046%, (3 Month U.S. Treasury Bill +
	700 bps), 6/6/25 (144A)	$ 150,000
Windstorm – North Carolina — 0.0%†
250,000(a)	Cape Lookout Re, 9.046%, (3 Month U.S. Treasury Bill +
	500 bps), 3/28/25 (144A)	$ 238,125
Windstorm – U.S. Regional — 0.1%
250,000(a)	Commonwealth Re, 3.50%, (3 Month U.S. Treasury Bill +
	350 bps), 7/8/25 (144A)	$ 242,500
	Total Event Linked Bonds	$ 2,540,125

Face
Amount USD ($)
	Collateralized Reinsurance — 0.0%†
	Windstorm – Florida — 0.0%†
300,000(e)(g)+	Formby Re 2018, 2/28/23	$ 19,961
	Total Collateralized Reinsurance	$ 19,961
	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0%†
400,000(e)(h)+	Harambee Re 2018, 12/31/22	$ —
400,000(h)+	Harambee Re 2019, 12/31/22	200
		$ 200
	Multiperil – Worldwide — 0.1%
4,860(h)+	Alturas Re 2019-2, 3/10/23	$ 1,653
47,461(h)+	Alturas Re 2020-2, 3/10/23	10,062
1,635,886(g)+	Berwick Re 2018-1, 12/31/22	126,454
739,764(g)+	Berwick Re 2019-1, 12/31/22	88,402
5,700(g)+	Eden Re II, 3/22/23 (144A)	14,818
50,000(e)(g)+	Eden Re II, 3/22/24 (144A)	18,900
400,000(g)+	Merion Re 2018-2, 12/31/22	60,560
600,000(g)+	Pangaea Re 2018-1, 12/31/22	12,633
600,000(g)+	Pangaea Re 2018-3, 7/1/23	12,446
491,548(g)+	Pangaea Re 2019-1, 2/1/23	10,242
441,188(g)+	Pangaea Re 2019-3, 7/1/23	15,870
10,000(g)+	Sector Re V, 12/1/24 (144A)	28,790
253,645(e)(g)+	Woburn Re 2018, 12/31/22	8,720
74,914(e)(g)+	Woburn Re 2019, 12/31/22	14,334
		$ 423,884
	Total Reinsurance Sidecars	$ 424,084

Pioneer Floating Rate Fund | Annual Report | 10/31/22 39

Schedule of Investments | 10/31/22 (continued)

Face
Amount USD ($)		Value
Industry Loss Warranties — 0.1%
Windstorm – U.S. Regional — 0.1%
250,000(g)+	Flavescent Re 2022, 11/30/27	$ 243,438
	Total Industry Loss Warranties	$ 243,438
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $3,784,339)	$ 3,227,608

Shares
	INVESTMENT COMPANIES — 2.1% of
	Net Assets
210,000	Invesco Senior Loan ETF	$ 4,351,200
92,214	SPDR Blackstone Senior Loan ETF	3,812,127
	TOTAL INVESTMENT COMPANIES
	(Cost $8,518,537)	$ 8,163,327
	SHORT TERM INVESTMENTS — 1.0% of
	Net Assets
	Open-End Fund — 1.0%
3,877,274(i)	Dreyfus Government Cash Management, Institutional
	Shares, 2.91%	$ 3,877,274
		$ 3,877,274
	TOTAL SHORT TERM INVESTMENTS
	(Cost $3,877,274)	$ 3,877,274
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.3%
	(Cost $428,467,329)	$391,822,049
	OTHER ASSETS AND LIABILITIES — 1.7%	$ 6,953,323
	NET ASSETS — 100.0%	$398,775,372

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2022, the value of these securities amounted to $22,040,743, or 5.5% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2022.
(b)	This term loan will settle after October 31, 2022, at which time the interest rate will be determined.
(c)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(d)	Security is in default.
(e)	Non-income producing security.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/22

(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2022.
^	Security is valued using fair value methods.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 4,860	$ 1,653
Alturas Re 2020-2	1/1/2020	47,461	10,062
Berwick Re 2018-1	1/10/2018	238,948	126,454
Berwick Re 2019-1	12/31/2018	88,396	88,402
Cape Lookout Re	3/16/2022	250,000	238,125
Commonwealth Re	6/15/2022	250,000	242,500
Eden Re II	1/22/2019	668	14,818
Eden Re II	12/23/2019	41,319	18,900
Flavescent Re 2022	7/26/2022	225,625	243,438
Formby Re 2018	7/9/2018	11,286	19,961
Harambee Re 2018	12/19/2017	8,492	—
Harambee Re 2019	12/20/2018	—	200
Integrity Re	5/9/2022	250,000	150,000
Long Point Re IV	5/13/2022	250,000	241,875
Matterhorn Re	3/10/2022	250,000	241,875
Matterhorn Re	3/10/2022	250,000	237,500
Merion Re 2018-2	12/28/2017	16,461	60,560
Pangaea Re 2018-1	12/26/2017	85,805	12,633
Pangaea Re 2018-3	5/31/2018	144,517	12,446
Pangaea Re 2019-1	1/9/2019	5,160	10,242
Pangaea Re 2019-3	7/25/2019	13,236	15,870
Residential Reinsurance 2021	10/28/2021	250,000	227,500
Sanders Re II	11/23/2021	250,000	239,500
Sanders Re III	3/22/2022	250,000	240,000
Sector Re V	1/1/2020	10,000	28,790
Sutter Re	6/30/2022	248,561	240,000
Vista Re	2/24/2022	251,938	241,250
Woburn Re 2018	3/20/2018	79,862	8,720
Woburn Re 2019	2/14/2019	11,744	14,334
Total Restricted Securities			$3,227,608
% of Net assets			0.8%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In
Currency	Exchange	Currency			Settlement	Unrealized
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	574,257	MXN	11,660,000	State Street	12/15/22	$(9,422)
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(9,422)

Pioneer Floating Rate Fund | Annual Report | 10/31/22 41

Schedule of Investments | 10/31/22 (continued)

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

	Reference		Annual
Notional	Obligation /	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
7,524,000	Markit CDX	Receive	5.00%	6/21/27	$ (56,645)	$158,279	$101,634
	North America
	High Yield Index
	Series 38
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACTS – SELL PROTECTION					$ (56,645)	$158,279	$101,634
TOTAL SWAP CONTRACTS					$ (56,645)	$158,279	$101,634

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

MXN — Mexican Peso

USD — United States Dollar

Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2022, aggregated $219,082,104 and $205,510,187, respectively.

At October 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $428,891,842 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 786,769
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(37,833,812)
Net unrealized depreciation	$(37,047,043)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/22

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$353,351,967	$ —	$353,351,967
Common Stocks	430,592	—	—	430,592
Asset Backed Securities	—	3,269,261	—	3,269,261
Commercial Mortgage-
Backed Securities	—	1,117,238	—	1,117,238
Corporate Bonds	—	18,384,782	—	18,384,782
Right/Warrant*	—	—	—	—
Insurance-Linked Securities
Collateralized Reinsurance
Windstorm – Florida	—	—	19,961	19,961
Reinsurance Sidecars
Multiperil – U.S.	—	—	200	200
Multiperil – Worldwide	—	—	423,884	423,884
Industry Loss Warranties
Windstorm – U.S. Regional	—	—	243,438	243,438
All Other Insurance-
Linked Securities	—	2,540,125	—	2,540,125
Investment Companies	8,163,327	—	—	8,163,327
Open-End Fund	3,877,274	—	—	3,877,274
Total Investments
in Securities	$12,471,193	$378,663,373	$687,483	$391,822,049
Other Financial Instruments
Net unrealized depreciation
on forward foreign currency
exchange contracts	$ —	$ (9,422)	$ —	$ (9,422)
Swap contracts, at value	—	101,634	—	101,634
Total Other
Financial Instruments	$ —	$ 92,212	$ —	$ 92,212
* Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 10/31/21	$ 83,653	$ 680,012	$ 763,665
Realized gain (loss)(1)	(62,583)	(301,154)	(363,737)
Changed in unrealized appreciation (depreciation)(2)	55,332	173,131	228,463
Return of capital	—	(67,286)	(67,286)
Purchases	—	225,625	225,625
Sales	(76,402)	(22,845)	(99,247)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 10/31/22	$ —	$ 687,483	$ 687,483

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended October 31, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2022: $(25,038)

Pioneer Floating Rate Fund | Annual Report | 10/31/22 43

Statement of Assets and Liabilities | 10/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $428,467,329)	$ 391,822,049
Cash	249,545
Swaps collateral	506,906
Swap contracts, at value (net premiums received $56,645)	101,634
Receivables —
Investment securities sold	7,129,592
Fund shares sold	2,065,524
Interest	1,892,175
Due from the Adviser	3,673
Other assets	14,280
Total assets	$ 403,785,378
LIABILITIES:
Payables —
Investment securities purchased	$ 1,093,875
Fund shares repurchased	3,090,530
Distributions	344,079
Trustees' fees	3,321
Transfer agent fees	126,916
Variation margin for centrally cleared swap contracts	49,975
Unrealized depreciation on unfunded loan commitments	69,462
Net unrealized depreciation on forward foreign currency exchange contracts	9,422
Due to affiliates	50,240
Accrued expenses	172,186
Total liabilities	$ 5,010,006
NET ASSETS:
Paid-in capital	$ 499,397,381
Distributable earnings (loss)	(100,622,009)
Net assets	$ 398,775,372
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $84,071,254/14,018,332 shares)	$ 6.00
Class C (based on $12,519,970/2,070,130 shares)	$ 6.05
Class Y (based on $302,184,148/49,921,701 shares)	$ 6.05
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.00 net asset value per share/100%-4.50%
maximum sales charge)	$ 6.28

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Statement of Operations

FOR THE YEAR ENDED 10/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 25,164,525
Dividends from unaffiliated issuers	403,846
Total Investment Income		$25,568,371
EXPENSES:
Management fees	$ 2,962,565
Administrative expenses	127,920
Transfer agent fees
Class A	197,523
Class C	7,086
Class Y	359,468
Distribution fees
Class A	218,520
Class C	139,558
Shareowner communications expense	42,740
Custodian fees	41,702
Registration fees	113,311
Professional fees	126,683
Printing expense	47,096
Pricing fees	4,979
Trustees’ fees	25,176
Insurance expense	648
Miscellaneous	144,634
Total expenses		$ 4,559,609
Less fees waived and expenses reimbursed
by the Adviser		(437,660)
Net expenses		$ 4,121,949
Net investment income		$21,446,422
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (6,701,811)
Forward foreign currency exchange contracts	(13,698)
Swap contracts	203,979
Other assets and liabilities denominated in
foreign currencies	(9,307)	$ (6,520,837)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(38,770,486)
Forward foreign currency exchange contracts	(9,422)
Swap contracts	(257,314)
Unfunded loan commitments	(77,200)
Other assets and liabilities denominated in
foreign currencies	1,029	$(39,113,393)
Net realized and unrealized gain (loss) on investments		$(45,634,230)
Net decrease in net assets resulting from operations		$(24,187,808)

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 45

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/22	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 21,446,422	$ 11,048,971
Net realized gain (loss) on investments	(6,520,837)	(1,217,182)
Change in net unrealized appreciation (depreciation)
on investments	(39,113,393)	13,993,073
Net increase (decrease) in net assets resulting
from operations	$ (24,187,808)	$ 23,824,862
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.23 and $0.22 per share, respectively)	$ (3,252,692)	$ (2,633,249)
Class C ($0.19 and $0.17 per share, respectively)	(410,761)	(435,079)
Class Y ($0.26 and $0.24 per share, respectively)	(15,510,235)	(9,786,697)
Total distributions to shareowners	$ (19,173,688)	$ (12,855,025)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$286,052,898	$234,977,359
Reinvestment of distributions	16,584,317	10,658,252
Cost of shares repurchased	(325,919,818)	(87,109,783)
Net increase (decrease) in net assets resulting from Fund
share transactions	$ (23,282,603)	$158,525,828
Net increase (decrease) in net assets	$ (66,644,099)	$169,495,665
NET ASSETS:
Beginning of year	$465,419,471	$295,923,806
End of year	$398,775,372	$465,419,471

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/22	10/31/22	10/31/21	10/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,655,094	$ 29,620,324	5,762,019	$ 37,389,876
Reinvestment of
distributions	502,742	3,130,769	386,829	2,509,354
Less shares repurchased	(4,100,444)	(25,768,860)	(4,211,927)	(27,302,925)
Net increase	1,057,392	$ 6,982,233	1,936,921	$ 12,596,305
Class C
Shares sold	509,986	$ 3,283,897	576,926	$ 3,784,136
Reinvestment of
distributions	61,170	383,625	62,237	406,737
Less shares repurchased	(714,719)	(4,530,916)	(1,795,606)	(11,723,528)
Net decrease	(143,563)	$ (863,394)	(1,156,443)	$ (7,532,655)
Class Y
Shares sold	39,287,072	$ 253,148,677	29,529,703	$193,803,347
Reinvestment of
distributions	2,073,585	13,069,923	1,181,269	7,742,161
Less shares repurchased	(47,169,389)	(295,620,042)	(7,351,746)	(48,083,330)
Net increase (decrease)	(5,808,732)	$ (29,401,442)	23,359,226	$153,462,178

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 47

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class A
Net asset value, beginning of period	$ 6.51	$ 6.28	$ 6.57	$ 6.73	$ 6.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.19	$ 0.21	$ 0.31	$ 0.26
Net realized and unrealized gain (loss) on investments	(0.54)	0.26	(0.26)	(0.15)	(0.06)
Net increase (decrease) from investment operations	$ (0.28)	$ 0.45	$ (0.05)	$ 0.16	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.22)	$ (0.24)	$ (0.32)	$ (0.27)
Total distributions	$ (0.23)	$ (0.22)	$ (0.24)	$ (0.32)	$ (0.27)
Net increase (decrease) in net asset value	$ (0.51)	$ 0.23	$ (0.29)	$ (0.16)	$ (0.07)
Net asset value, end of period	$ 6.00	$ 6.51	$ 6.28	$ 6.57	$ 6.73
Total return (b)	(4.32)%	7.25%	(0.71)%	2.42%	2.96%
Ratio of net expenses to average net assets	1.05%	1.05%	1.12%	1.07%	1.01%
Ratio of net investment income (loss) to average net assets	4.20%	2.89%	3.31%	4.64%	3.89%
Portfolio turnover rate	45%	41%	45%	13%	42%
Net assets, end of period (in thousands)	$84,071	$84,417	$ 69,248	$120,559	$161,020
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.22%	1.26%	1.17%	1.11%	1.01%
Net investment income (loss) to average net assets	4.03%	2.68%	3.26%	4.60%	3.89%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class C
Net asset value, beginning of period	$ 6.57	$ 6.34	$ 6.57	$ 6.74	$ 6.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.14	$ 0.17	$ 0.26	$ 0.21
Net realized and unrealized gain (loss) on investments	(0.55)	0.26	(0.21)	(0.16)	(0.05)
Net increase (decrease) from investment operations	$ (0.33)	$ 0.40	$ (0.04)	$ 0.10	$ 0.16
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)
Total distributions	$ (0.19)	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)
Net increase (decrease) in net asset value	$ (0.52)	$ 0.23	$ (0.23)	$ (0.17)	$ (0.06)
Net asset value, end of period	$ 6.05	$ 6.57	$ 6.34	$ 6.57	$ 6.74
Total return (b)	(5.11)%	6.39%	(0.54)%	1.52%	2.35%
Ratio of net expenses to average net assets	1.79%	1.85%	1.80%	1.77%	1.76%
Ratio of net investment income (loss) to average net assets	3.42%	2.12%	2.63%	3.94%	3.15%
Portfolio turnover rate	45%	41%	45%	13%	42%
Net assets, end of period (in thousands)	$12,520	$14,538	$21,352	$39,105	$68,364
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.79%	1.86%	1.84%	1.81%	1.76%
Net investment income (loss) to average net assets	3.42%	2.11%	2.59%	3.90%	3.15%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 49

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class Y
Net asset value, beginning of period	$ 6.58	$ 6.34	$ 6.59	$ 6.75	$ 6.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.21	$ 0.24	$ 0.33	$ 0.29
Net realized and unrealized gain (loss) on investments	(0.55)	0.27	(0.22)	(0.15)	(0.07)
Net increase (decrease) from investment operations	$ (0.27)	$ 0.48	$ 0.02	$ 0.18	$ 0.22
Distributions to shareowners:
Net investment income	$ (0.26)	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)
Total distributions	$ (0.26)	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)
Net increase (decrease) in net asset value	$ (0.53)	$ 0.24	$ (0.25)	$ (0.16)	$ (0.07)
Net asset value, end of period	$ 6.05	$ 6.58	$ 6.34	$ 6.59	$ 6.75
Total return (b)	(4.25)%	7.70%	0.31%	2.74%	3.27%
Ratio of net expenses to average net assets	0.75%	0.75%	0.71%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	4.39%	3.16%	3.71%	5.00%	4.22%
Portfolio turnover rate	45%	41%	45%	13%	42%
Net assets, end of period (in thousands)	$302,184	$366,465	$205,324	$336,472	$713,216
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.82%	0.81%	0.86%	0.85%	0.77%
Net investment income (loss) to average net assets	4.32%	3.10%	3.56%	4.85%	4.15%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Notes to Financial Statements | 10/31/22

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (“the Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of October 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

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through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value

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methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

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The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2022, one security was valued using fair value methods representing 0% of net assets. The value of these fair valued securities was $0.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is

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reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a

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reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2022, the Fund reclassified $1,547 to increase distributable earnings and $1,547 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At October 31, 2022, the Fund was permitted to carry forward indefinitely $13,203,695 of short-term losses and $53,288,011 of long-term losses, which may be subject to limitations imposed by the Internal Revenue Code.

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$19,173,688	$12,855,025
Total	$19,173,688	$12,855,025

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,260,819
Capital loss carryforward	(66,491,706)
Other book/tax temporary differences	(344,079)
Net unrealized depreciation	(37,047,043)
Total	$(100,622,009)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to passive foreign investment companies, mark-to-market of foreign currency contracts and swaps, tax treatment of premium and amortization, and the tax treatment of investment in partnerships.

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,267 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2022.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

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Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy

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and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s

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military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet redemptions. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of

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alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also

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subject to the risk of cyberattacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2022 are listed in the Schedule of Investments.

H.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger

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events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.	Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to

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sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

For the year ended October 31, 2022, the Fund had no open repurchase agreements.

J.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the year ended October 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2022 was $342,065 and $342,373 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2022 are listed in the Schedule of Investments.

K.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the

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counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial

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margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2022 is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended October 31, 2022 was $238,668. Open credit default swap contracts at October 31, 2022 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2022, the effective management fee (excluding waivers and/or reimbursements) was equivalent to 0.60% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2022, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $45,663 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2022.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 65

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2022, the Fund paid $25,176 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $3,321.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$10,741
Class C	1,085
Class Y	30,914
Total	$42,740

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to

66 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,577 in distribution fees payable to the Distributor at October 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2022, CDSCs in the amount of $11,205 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 67

The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross liabilities of the Fund as of October 31, 2022.

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged(a)	Pledged(a)	Liabilities(b)
State Street
Bank &
Trust Co.	$9,422	$ —	$ —	$ —	$9,422
Total	$9,422	$ —	$ —	$ —	$9,422

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount payable to the counterparty in the event of default.

68 Pioneer Floating Rate Fund | Annual Report | 10/31/22

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022, was as follows:

Statement of Assets and Liabilities

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Swap contracts,
at value	$ —	$101,634	$ —	$ —	$ —
Total Value	$ —	$101,634	$ —	$ —	$ —
Liabilities
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	$ —	$ —	$9,422	$ —	$ —
Total Value	$ —	$ —	$9,422	$ —	$ —

Pioneer Floating Rate Fund | Annual Report | 10/31/22 69

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2022, was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ (13,698)	$ —	$ —
Swap contracts	—	203,979	—	—	—
Total Value	$—	$ 203,979	$(13,698)	$ —	$ —
Change in Net
Unrealized
Appreciation
(Depreciation) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ (9,422)	$ —	$ —
Swap contracts	—	(257,314)	—	—	—
Total Value	$—	$ (257,314)	$ (9,422)	$ —	$ —

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

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As of October 31, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
athenahealth, Inc.	$ 326,087	$ 324,529	$ 297,860	$(26,669)
CP Iris Holdco I, Inc.,
Delayed Draw Term
Loan (First Lien)	150,793	150,793	135,337	(15,456)
East West
Manufacturing LLC	266,667	264,218	254,667	(9,551)
Medical Solutions
Holdings, Inc.	138,000	137,403	133,342	(4,061)
Osmosis Buyer Limited,
Incremental Delayed
Draw Term Loan	166,667	166,667	155,542	(11,125)
Trident TPI Holdings, Inc.,
Tranche B-3 Delayed
Draw Term Loan	53,143	53,143	50,543	(2,600)
Total Value	$1,101,357	$1,096,753	$1,027,291	$(69,462)

10. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Floating Rate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI (the “Trust”)), including the schedule of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 30, 2022

Pioneer Floating Rate Fund | Annual Report | 10/31/22 73

Additional Information (unaudited)

For the year ended October 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 94.94%.

74 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 75

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

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Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management

Pioneer Floating Rate Fund | Annual Report | 10/31/22 77

fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability

78 Pioneer Floating Rate Fund | Annual Report | 10/31/22

also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents,

80 Pioneer Floating Rate Fund | Annual Report | 10/31/22

as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee reviewed the operation of the Fund's Highly Liquid Investment Minimum (“HLIM”). The Committee also reviewed the methodology for determining the Fund's HLIM. The Committee determined that no adjustment to the Fund's HLIM was required.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 81

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 50 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

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Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (72)	Trustee since 2007.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Floating Rate Fund | Annual Report | 10/31/22 83

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment bank)	Carver Bancorp, Inc. (holding
	or removal.	(2003 – 2006); and Founder and Chief Executive Officer, HNY Associates,	company) and Carver Federal
		LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive Officer,
Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present);
and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

84 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson
Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2007.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman,
BNY Alternative Investment Services, Inc. (financial services) (2005-2007)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer Floating Rate Fund | Annual Report | 10/31/22 85

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based investment
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	accounting software for reporting
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	and reconciliation services)
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	(September 2022 – present)
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

86 Pioneer Floating Rate Fund | Annual Report | 10/31/22

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2007. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US
	the Board	from June 2007 to May 2013
Heather L. Melito-Dezan (45)	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Assistant Secretary	the discretion of	September 2019; Private practice from 2017 – 2019.
the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2007. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2007. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

Pioneer Floating Rate Fund | Annual Report | 10/31/22 87

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director of
Laundering Officer	of the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

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92 Pioneer Floating Rate Fund | Annual Report | 10/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 21401-15-1222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $104,168 payable to Ernst & Young LLP for the year ended October 31, 2022 and $96,900 for the year ended October 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $27,620 and $33,380 during the fiscal years ended October 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $27,620 and $33,380 during the fiscal years ended October 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

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(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

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(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 5, 2023

* Print the name and title of each signing officer under his or her signature.